                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      OBJECTIVE SYSTEMS INTEGRATORS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                      OBJECTIVE SYSTEMS INTEGRATORS, INC.

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD NOVEMBER 14, 1996

TO THE SHAREHOLDERS:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Objective Systems Integrators, Inc., a California corporation (the "Company"), will be held on Thursday, November 14, 1996, at 10:00 a.m. local time, at the Sheraton Hotel, 11211 Point East Drive, Rancho Cordova, California 95670, for the following purposes:

  1. To elect six directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

  2. To approve an amendment to the 1994 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 810,330 shares.

  3. To approve the reincorporation of the Company as a Delaware corporation.

  4. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending June 30, 1997.

  5. To transact such other business as may properly come before the meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on September 27, 1996, are entitled to notice of and to vote at the meeting.

  All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Shareholders attending the meeting may vote in person even if they have returned a Proxy.

                                          Sincerely,

                                          Philip N. Cardman

                                          Vice President, General Counsel and
                                           Secretary

Folsom, California
October 18, 1996


                            YOUR VOTE IS IMPORTANT.

        IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS
               POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                      OBJECTIVE SYSTEMS INTEGRATORS, INC.

                               ----------------

                           PROXY STATEMENT FOR 1996
                        ANNUAL MEETING OF SHAREHOLDERS

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

  The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of OBJECTIVE SYSTEMS INTEGRATORS, INC., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held Thursday, November 14, 1996, at 10:00 a.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Sheraton Hotel, 11211 Point East Drive, Rancho Cordova, California 95670. The Company's principal executive offices are located at 100 Blue Ravine Road, Folsom, California 95630, and its telephone number at that location is (916) 353-2400.

  These proxy solicitation materials and the Annual Report to Shareholders for the year ended June 30, 1996, including financial statements, were first mailed on or about October 18, 1996, to all shareholders entitled to vote at the meeting.

RECORD DATE; OUTSTANDING SHARES

  Shareholders of record at the close of business on September 27, 1996 (the "Record Date") are entitled to notice of and to vote at the meeting. The Company has one series of Common Shares outstanding, designated Common Stock, no par value. At the Record Date, 31,831,815 shares of the Company's Common Stock were issued and outstanding and held of record by 68 shareholders.

REVOCABILITY OF PROXIES

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (a) delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or (b) attending the meeting and voting in person.

VOTING AND SOLICITATION

  Each shareholder is entitled to one vote for each share of Common Stock held on the Record Date. Every shareholder voting for the election of directors (Proposal One) may cumulate votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that the shareholder is entitled to vote, or distribute votes on the same principle among as many candidates as the shareholder may select. Votes cannot be cast for more than six candidates. However, no shareholder is entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, before the voting, of his intention to cumulate votes. On all other matters, each share of Common Stock has one vote. A quorum, representing the holders of a majority of the outstanding shares of Common Stock on the Record Date, must be present or represented for the transaction of business at the Annual Meeting. Abstentions and broker nonvotes will be counted in establishing the quorum.

  This solicitation of proxies is made by the Company and all related costs will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to those beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally, by telephone or by telegram.

DEADLINE FOR SHAREHOLDER PROPOSALS

  Shareholder proposals that are intended to be presented at the Company's 1997 Annual Meeting must be received by the Company no later than June 20, 1997, to be considered for inclusion in the proxy statement and form of proxy relating to that Meeting.

ADJOURNMENT OF THE MEETING

  In the event there are not sufficient votes to approve the reincorporation of the Company as a Delaware corporation, such proposal could not be approved unless the Annual Meeting were adjourned in order to permit further solicitation of proxies from holders of the Company's Common Stock. Proxies that are being solicited by the Company's Board grant the discretionary authority to vote for any such adjournment, if necessary. If it is necessary to adjourn the Meeting and the adjournment is for a period of less than 45 days, no notice of the time and place of the adjourned meeting is required to be given to shareholders other than an announcement of such time and place at the Annual Meeting. A majority of the shares present and voting at the Annual Meeting is required to approve any such adjournment, regardless of whether a quorum is present.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of September 27, 1996 as to (a) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (b) each director, (c) each officer named in the Summary Compensation Table below, and (d) all directors and executive officers as a group.

                                            COMMON STOCK
        FIVE PERCENT SHAREHOLDERS,          BENEFICIALLY APPROXIMATE PERCENTAGE
 DIRECTORS AND CERTAIN EXECUTIVE OFFICERS      OWNED            OWNED(1)
 ----------------------------------------   ------------ ----------------------
Johnson L.L.C.(2)..........................  10,229,778          32.14%
 2676 West Alamo Avenue
 Littleton, Colorado 80120
Tom L. Johnson(2)..........................  10,229,778          32.14
Vento L.L.C.(3)............................  10,229,778          32.14
 2676 West Alamo Avenue
 Littleton, Colorado 80120
Richard G. Vento(3)........................  10,229,778          32.14
Amerindo Investment Advisers, Inc.(4)......   2,403,300            7.6
 One Embarcadero Center, Suite 2300
 San Francisco, California 94111-3162
Jonathan B. Shantz(5)......................   1,315,789            4.1
Tim J. Sebring(6)..........................   1,252,079            3.8
Kornel Terplan.............................     366,921            1.1
Dan Line(7)................................      82,018            *
Joseph T. Ambrozy(8).......................      48,702            *
George F. Schmitt(9).......................      13,542            *
Gayety W. Hirahara(10).....................         657            *
All directors and executive officers as a    23,539,264           71.1
 group (11 persons)(11)....................

--------
  *   Less than 1% of the outstanding shares.
 (1) Applicable percentage ownership is based on 31,831,815 shares of Common Stock outstanding as of September 27, 1996 together with applicable options for the shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after September 27, 1996, are deemed outstanding for computing the percentage ownership of the person holding the options, but are not deemed outstanding for computing the percentage of any other person.
 (2) Represents 10,229,778 shares owned by Johnson L.L.C., over which Tom L. Johnson may be deemed to share voting and investment power.
 (3)  Represents 10,229,778 shares owned by Vento L.L.C., over which Richard
      G. Vento may be deemed to share voting and investment power.
 (4) Based on a Schedule 13D/A filed with the Securities and Exchange Commission on August 16, 1996, Amerindo Investment Advisors, Inc., a California corporation, whose principal executive offices are located at One Embarcadero Center, Suite 2300, San Francisco, CA 94111 ("Amerindo"), Amerindo Investment Advisors, Inc., a Panama corporation, whose principal executive offices are located at Edificio

      Sucre, Calle 48 Este, Bella Vista, Apartado 6277, Panama 5, Panama ("Amerindo--Panama"), Amerindo Advisors (U.K.) Limited, a United Kingdom corporation whose principal executive offices are located at 43 Upper Grosvenor Street, London WIX 9PG, England ("Amerindo--UK"), the Amerindo Investment Advisors Inc. Money Purchase Trust, the address of which is Gables International Plaza, 2655 La Jeune Road, Suite 1112, Coral Gables, FL 33134 (the "Plan"), the Amerindo Advisors (UK) Limited Retirement Benefits Scheme, the address of which is 43 Upper Grosvenor Street, London WIX 9PG England ("Retirement"), Alberto W. Vilar, Gary A. Tanaka, James P.
      F. Stableford and Renata LePort have shared voting and dispositive power with respect to 2,400,800 shares as of August 9, 1996, and Mr. Vilar has sole voting and dispositive power over the 2,500 shares held by the Plan. Amerindo is registered as an investment advisor pursuant to Section 203 of the Investment Advisor Act of 1940, as amended, and Amerindo--UK is registered with the Investment Management Regulatory Organization in the United Kingdom. Messrs. Vilar and Tanaka are the sole shareholders and directors of Amerindo, Amerindo UK and Amerindo--Panama. Messrs. Vilar, Tanaka, and Stableford and Ms. LePort are the managing trustees of Retirement. Each person expressly disaffirms membership in any group under the Securities Exchange Act of 1934, as amended, or otherwise. The shares are held for the discretionary accounts of certain clients. Amerindo, Amerindo--Panama, Amerindo UK and Messrs. Vilar, Tanaka and Stableford and Ms. LePort disclaim beneficial ownership of all such shares, except insofar concerns their indirect interest in the Plan and Retirement by reason of their Pro Rata interests in the Plan and Retirement.
 (5) Represents 1,315,789 shares owned by Cisco Systems, Inc. Mr. Shantz is a Vice President at Cisco Systems, Inc. Mr. Shantz disclaims any beneficial ownership of these shares.
 (6) Includes 1,251,422 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of September 27, 1996.

 (7) Represents 82,018 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of September 27, 1996.
 (8) Includes 15,625 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of September 27, 1996.

 (9) Represents 13,542 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of September 27, 1996.
(10) Ms. Hirahara resigned as Chief Financial Officer, Chief Operating Officer and Secretary of the Company on July 20, 1996.
(11) Includes 1,280,589 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of September 27, 1996.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

NOMINEES

  A board of six directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below, all of whom are presently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board to fill the vacancy. The Company is not aware of any nominee who will be unable or who will decline to serve as a director. If additional individuals are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) that will assure the election of as many of the nominees listed below as possible. In that event, the specific nominees to be voted for will be determined by the proxy holders. The term of office for each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been duly elected and qualified.

VOTE REQUIRED

  If a quorum is present and voting, the six nominees receiving the highest number of affirmative votes will be elected to the Board. Abstentions and broker nonvotes are not counted in the election of directors.

NOMINEES

  The names of the nominees and certain information about them are set forth below:

      NAME OF NOMINEE       AGE            POSITION WITH THE COMPANY
      ---------------       ---            -------------------------
Tom L. Johnson.............  51 Co-Chairman of the Board of Directors
Richard G. Vento...........  56 Co-Chairman of the Board of Directors
Joseph T. Ambrozy..........  57 Chief Executive Officer, President and Director
George F. Schmitt(1)(2)....  53 Director
Jonathan B. Shantz(1)(2)...  37 Director
Dr. Kornel Terplan(1)(2)...  52 Director

--------
(1) Member of Audit Committee
(2) Member of Compensation Committee

  There is no family relationship between any director or executive officer of the Company.

  Tom L. Johnson co-founded Objective Systems Integrators, a partnership and the predecessor to the Company, in January 1989. He has been Co-Chairman of the Board since January 1996, and was Co-Chief Executive Officer and Chairman of the Board from the Company's incorporation in June 1989 until February 1996. Mr. Johnson also served as President from May 1991 to June 1994, as Chief Financial Officer from July 1989 to November 1993, and as Vice President, Product Development from July 1990 to July 1995. From January 1987 to February 1989, he co-founded and served as Vice President, Product Development of TelWatch, Inc., a telecommunications software and hardware company. Prior to January 1987, he was for more than 22 years involved in a number of software companies, including TelAccount, Inc., Schmidt Associates, Computer Sciences Corporation, Control Data Service Bureau, University Computing Company and MRI Systems, serving in a variety of management and technical positions. Mr. Johnson received a B.S. degree in Abstract Mathematics with a minor in Business Management from the University of Houston.

   Richard G. Vento co-founded Objective Systems Integrators, a partnership and the predecessor to the Company, in January 1989, and has been a director of the Company since its incorporation in June 1989. He became Co-Chairman of the Board in January 1996. Mr. Vento also served as Co-Chief Executive Officer from January 1989 to February 1996, as President from June 1994 to July 1995, as Secretary from July 1989 to November 1993 and as Vice President, Sales and Marketing, from July 1990 to June 1994. From January 1987 to February 1989, he co-founded and served as Vice President, Business Development, of TelWatch, Inc. Prior to January 1987, he was for more than 23 years involved in a number of software companies, including TelAccount, Inc., Schmidt Associates, Computer Sciences Corporation, ADP Network Services and

TYMSHARE, Inc., serving in a variety of management positions. Mr. Vento received a B.A. degree in Mathematics, a B.S. degree in Business and a B.S. degree in Econometric Statistics from San Francisco State University and an A.A. degree in Liberal Arts from Foothill College.

  Joseph T. Ambrozy became Chief Executive Officer of the Company in February 1996. He has served as President of the Company since November 1995 and has been a director of the Company since August 1995. From January 1993 to November 1995, Mr. Ambrozy served as Vice President, Strategic Planning, of Bell Atlantic, a telecommunications company. From May 1988 to January 1993, he served as Vice President, Information Systems, of Bell Atlantic Network Services, Inc. Prior to that time, Mr. Ambrozy served in a variety of managerial positions for Bell Atlantic and AT&T. Mr. Ambrozy received a B.E. degree in Mechanical Engineering and an M.S. degree in Industrial Management from Stevens Institute of Technology.

  George F. Schmitt has served as a director of the Company since October 1995. Mr. Schmitt has been President of Omnipoint Communications Inc. and Executive Vice President of Omnipoint Corporation (collectively, "Omnipoint") since October 1995. From November 1994 to September 1995, Mr. Schmitt was President and Chief Executive Officer of PCS PrimeCo, a personal communications service partnership formed by AirTouch Communications, NYNEX, Bell Atlantic and US West. From November 1993 to November 1994, Mr. Schmitt was Executive Vice President, International Operations, of AirTouch Communications. From January 1990 to March 1994, he served as Vice President of Pacific Telesis Group, a predecessor to AirTouch. Prior to January 1990, Mr. Schmitt held various management positions with Pacific Telesis Group and Pacific Bell. Mr. Schmitt is a director of Omnipoint Corporation. Mr. Schmitt received a B.A. degree from St. Mary's College of California and an M.S.M. degree from Stanford University.

  Jonathan B. Shantz has served as a director of the Company since January 1996. Mr. Shantz has been Vice President, Service Provider Market, of Cisco Systems, Inc. since November 1995. From April 1992 to October 1995, Mr. Shantz was with British Telecom, where he was the Head of the Applications and Information Markets area. Prior to April 1992, he held various managerial positions at Bellcore and Bell Laboratories. Mr. Shantz received a B.A. degree from UC Santa Barbara in Economics/Math, an M.S. degree from the University of Arizona in Systems Engineering and an M.B.A. degree from Rutgers University.

  Dr. Kornel Terplan has served as a director of the Company since August 1992. Since 1983, Dr. Terplan has served as President of Performance Navigations, Inc., a telecommunications company. Prior to that time, Dr. Terplan served as a consultant and systems engineer to Computer Sciences Corporation and Tesdata, Inc., both telecommunications companies. For more than 25 years, Dr. Terplan has served as a corporate consultant providing consulting, training and product development services to various national and multinational corporations in the telecommunications industry, including AT&T, France Telecom and Siemens. He received a B.A. degree in Electronics, an M.S. degree in Electronics and a Ph.D. degree in Operational Research from the University of Dresden, Germany.

BOARD MEETINGS AND COMMITTEES

  The Board held a total of two meetings during fiscal 1996. Prior to January 1996, all resolutions adopted by the Board were by unanimous written consents. No director attended fewer than seventy-five percent (75%) of the meetings of the Board and its committees, if any, upon which he served. The Board has an Audit Committee and a Compensation Committee. The Board has no nominating committee or any committee performing such functions.

  The Audit Committee, which consisted of Messrs. Schmitt, Shantz and Terplan during fiscal 1996, is responsible for overseeing the Company's independent auditors and reviewing the Company's internal financial procedures and controls. The Audit Committee met once during fiscal 1996.

  The Compensation Committee, which consisted of Messrs. Schmitt, Shantz and Terplan during fiscal 1996, is responsible for determining salaries, incentives and other forms of compensation for directors, officers and other employees of the Company. The Compensation Committee also administers various of the Company's incentive compensation and benefit plans. The Compensation Committee met once during fiscal 1996.

                                 PROPOSAL TWO

                      AMENDMENT OF 1994 STOCK OPTION PLAN

  At the Annual Meeting, the shareholders are being asked to approve an amendment of the Company's 1994 Stock Option Plan (the "Plan") to increase the number of shares of Common Stock reserved for issuance by 810,330 shares for a total of 4,434,830 shares. The Plan was adopted by the Board and approved by the shareholders in November 1994. In August 1995, the shareholders approved an amendment to the Plan to (a) increase the number of shares of Common Stock reserved for issuance by 1,375,000 shares, (b) make certain changes so that the Plan complied with developments in various laws applicable to such plans, and (c) terminate the eligibility of nonemployee directors to participate in the Plan after a public offering. As of September 27, 1996, options to purchase an aggregate of 2,330,578 shares of the Company's Common Stock were outstanding, with a weighted average exercise price of $17.49 per share, and 2,000,000 shares (including the 810,330 shares subject to shareholder approval at this Annual Meeting) were available for future grant. In addition, 104,252 shares have been purchased following the exercise of options under the Plan.

  The Plan authorizes the Board to grant stock options to eligible employees and consultants of the Company. The Plan is structured to allow the Board broad discretion in creating equity incentives to assist the Company in attracting and retaining the best available personnel for the successful conduct of the Company's business. The Company has had a longstanding practice of linking the compensation of key employees to corporate performance, because it believes that doing so will help to maximize shareholder value. The Company has, therefore, consistently included equity incentives as a significant component of compensation for a broad range of the Company's employees. This practice has enabled the Company to attract and retain the talent that it continues to require.

  The Board believes that the remaining shares available for grant under the Plan are insufficient to accomplish the purposes described above. In order to retain the services of valuable employees as the Company matures, it will be necessary to grant additional options as outstanding options become fully vested. In order to attract the highly qualified people that it needs, it will also be necessary to grant options to new employees.

VOTE REQUIRED

  The affirmative vote of a majority of the votes cast will be required to approve the amendment to the Plan. In addition, the affirmative votes must represent at least a majority of the required quorum for the Meeting, or a majority of the shares outstanding at the Record Date. Votes that are cast against the proposal will be counted for purposes of determining both (a) the presence or absence of a quorum, and (b) the total number of votes cast on the proposal. Abstentions will be counted for purposes of determining both (a) the presence or absence of a quorum for the transaction of business, and (b) the total number of votes cast on the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to this proposal.

  THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE PLAN.

  The essential terms of the Plan are as follows:

PURPOSES

  The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to employees and consultants of the Company, and to promote the success of the Company's business.

ADMINISTRATION

  The Plan provides for administration by the Board or by a committee approved by the Board. The Plan is currently being administered by the Board's Compensation Committee, except that grants to executive officers are approved by the entire Board. The Board, or the committee appointed to administer the Plan, is referred to in this description as the "Administrator." The Administrator sets the terms of options granted, including their exercise price, the number of shares subject to the option and exercise restrictions. All questions of interpretation are determined by the Administrator and its decisions are final. Members of the Board receive no additional compensation for their services in connection with the administration of the Plan.

ELIGIBILITY

  The Plan provides that either incentive or nonstatutory stock options may be granted to employees (including officers and employee directors) of the Company or any of its designated subsidiaries. In addition, the Plan provides that nonstatutory options may be granted to consultants of the Company or any of its designated subsidiaries. The Administrator selects the optionees and determines the number of shares to be subject to each option. In making this determination, the Administrator takes into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company and other relevant factors. The Plan does not provide for a minimum number of option shares which may be granted to any one employee. The Plan provides a limit of $100,000 on the aggregate fair market value of shares subject to all incentive options which are exercisable for the first time in any one calendar year.

TERMS OF OPTIONS

  Each option is evidenced by a stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

    (1) Exercise of the Option: The Administrator determines when options granted under the Plan may be exercised. An option is exercised by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment of the purchase price. Payment for shares issued on exercise of an option may consist of cash, check, promissory note, delivery of already-owned shares of the Company's Common Stock subject to certain conditions or such other consideration as determined by the Administrator and as permitted by the California Corporations Code. A cashless exercise procedure also exists. Under this procedure, the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

    Options may be exercised at any time on or after the date the options are first exercisable. An option may not be exercised for a fraction of a share.

    (2) Option Price: The option price for all stock options under the Plan is determined by the Administrator. In the case of incentive stock options, the option price must always equal or exceed the fair market value of the Common Stock on the date the option is granted. For purposes of the Plan, fair market value is defined as the closing sales price per share of the Common Stock on the date of grant as reported on the Nasdaq National Market. For any option granted to an optionee who, at the time of grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company, the option price must be not less than 110% of the fair market value on the date of grant.

    (3) Termination Of Employment: The Plan provides that if the optionee's employment is terminated for any reason other than death or disability, options must be exercised within 30 days (or such other period, not exceeding three months in the case of incentive stock options, as is determined by the Administrator) after termination, but only to the extent the options were exercisable on the date of termination.

    (4) Death: If an optionee dies while an employee or a consultant of the Company, options may be exercised at any time within twelve months after the date of death, but only to the extent that the options were exercisable on the date of death and in no event later than the expiration of the option term.

    (5) Disability: If an optionee's employment is terminated due to a disability, options may be exercised at any time within twelve months from the date of termination, but only to the extent that the options were exercisable on the date of termination and in no event later than the expiration of the option term.

    (6) Termination of Options: Options granted under the Plan expire ten years from the date of grant. However, incentive stock options granted to an optionee who, immediately before the grant, owns more than 10% of the Company's Common Stock, may not have a term of more than five years. No option may be exercised after it expires.

    (7) Nontransferability of Options: An option is not transferable by the optionee other than by will or the laws of descent and distribution. Options are exercisable only by the optionee during his lifetime or, if he dies, by a person who acquires the right to exercise the option by bequest, inheritance or otherwise.

CAPITAL CHANGES

  If the capitalization of the Company is changed in any way without the Company receiving consideration, such as a stock split or dividend, and the result is a change in the number of shares of Common Stock, appropriate adjustment will be made in the option price and in the number of shares subject to each option. If dissolution or liquidation of the Company is proposed, all outstanding options will automatically terminate. If the Company merges with or into another corporation or substantially all of the Company's assets are sold, (a) all outstanding options will be assumed or an equivalent option substituted by the successor corporation, or (b) if the option is not assumed or submitted, the outstanding options will terminate as of the date of the closing of the merger.

AMENDMENT AND TERMINATION

  The Board may amend, alter, suspend or terminate the Plan at any time or from time to time. Any amendment, alteration, suspension or termination may not adversely affect options then outstanding without the consent of the optionee. The Plan will end in 2004.

  In addition, to the extent necessary to comply with Rule 16b-3 or with
Section 422 of the Code (or any other applicable law or regulation), the Company will obtain shareholder approval of any amendment of the Plan in such a manner and to such a degree as required.

TAX INFORMATION

  Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

  An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or on its exercise, although exercise may subject the optionee to the alternative minimum tax. On the sale or exchange of the shares more than two years after grant and one year after exercise, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (a) the fair market value of the shares at the date of exercise, or (b) the sale price of the shares. A different rule for measuring ordinary income on a premature disposition may apply if the optionee is also an officer, director or 10% shareholder of the Company. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on a premature disposition in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

  All options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize taxable income at the time the nonstatutory option is granted. However, on exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over their purchase price. Taxable income recognized in connection with an exercise by an optionee who is also an employee of the Company will be subject to tax withholding. On resale of the shares by the optionee, the difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income, will be treated as long-term or short-term capital gain or loss, depending on the holding period. Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired on exercise of a nonstatutory option.

PARTICIPATION IN THE PLAN

  The grant of options under the Plan to executive officers, including the officers named in the Summary Compensation Table below, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the Plan. The table of option grants under "Executive Compensation and Other Matters--Option Grants in Last Fiscal Year" provides information concerning the grant of options to the officers named in the Summary Compensation Table during fiscal 1996. Information regarding options granted to nonemployee Directors during fiscal 1996 is set forth under the heading "Executive Compensation and Other Matters--Compensation of Directors." During fiscal 1996, all current officers, as a group, and all non officer employees, as a group, received options to purchase 485,000 shares and 958,525 shares, respectively, under the Plan.

                                PROPOSAL THREE

                          REINCORPORATION IN DELAWARE

INTRODUCTION

  The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from California to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). As discussed below, the principal reasons for reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting Delaware corporate law and the increased ability of the Company to attract and retain qualified directors. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. Although Delaware law provides the opportunity for the Board of Directors to adopt various mechanisms which may enhance the Board's ability to negotiate favorable terms for the shareholders in the event of an unsolicited takeover attempt, the proposed Delaware certificate of incorporation and bylaws are substantially similar to those currently in effect in California. However, changes proposed in connection with the Reincorporation Proposal include the following: (a) shareholder action by written consent will be eliminated,
(b) the remaining directors will be able to appoint a director to replace another removed by the shareholders, (c) special meetings of the shareholders may only be called by the Board of Directors, and (d) shareholders intending to nominate candidates for election as directors or to propose items of business for consideration at shareholder meetings must meet certain advance notice requirements. In addition, in connection with the Reincorporation Proposal the authorized shares of Common Stock of the Company are being increased from 50,000,000 shares to 100,000,000 shares. See "The Charters and Bylaws of OSI California and OSI Delaware."

  The Reincorporation Proposal is not being put forward to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board to acquire control of the Company, obtain representation on the Board or take significant action that affects the Company. SHAREHOLDERS ARE URGED TO READ CAREFULLY THE FOLLOWING SECTIONS OF THIS PROXY STATEMENT, INCLUDING THE RELATED EXHIBITS, BEFORE VOTING ON THE REINCORPORATION PROPOSAL. Throughout the Proxy Statement, the term "OSI California" refers to the existing California corporation and the term "OSI Delaware" refers to the new proposed Delaware corporation, a wholly-owned subsidiary of OSI California, which is the proposed successor to OSI California.

  The Reincorporation Proposal will be effected by merging OSI California into OSI Delaware (the "Merger"). On completion of the Merger, OSI California will cease to exist and OSI Delaware will continue to operate the business of the Company under the name Objective Systems Integrators, Inc. Pursuant to the Agreement and Plan of Merger between OSI California and OSI Delaware, a copy of which is attached as Appendix A (the "Merger Agreement"), each outstanding share of OSI California Common Stock, no par value, will automatically be converted into one share of OSI Delaware Common Stock, $.001 par value. IT IS NOT NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF OSI DELAWARE.

  On the date when the Merger becomes effective (the "Effective Date"), OSI Delaware will also assume and continue the outstanding stock options and all other employee benefit plans of OSI California. Each outstanding and unexercised option, warrant or other right to purchase shares of OSI California Common Stock will become an option, warrant or right to purchase the same number of shares of OSI Delaware Common Stock on the same terms and conditions and at the same exercise price applicable to the OSI California option, warrant or right.

  The Proposed Reincorporation has been unanimously approved by OSI California's Board. If approved by the shareholders, it is anticipated that the Effective Date of the Merger will be as soon as practicable following the Annual Meeting of Shareholders. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board (except that certain principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board of either company, circumstances arise that make it inadvisable to proceed.

  Shareholders of OSI California will have no dissenters' rights of appraisal with respect to the Reincorporation Proposal. See "Significant Differences Between the Corporation Laws of California and Delaware--Appraisal Rights." The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation and the Bylaws of OSI Delaware, the copies of which are attached hereto as Appendix A, Appendix B and Appendix C, respectively.

VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

  The affirmative vote of the holders of a majority of the outstanding shares of OSI California Common Stock will be required for approval of the Reincorporation Proposal which will also constitute approval of (a) the Merger Agreement, the Certificate of Incorporation and the Bylaws of OSI Delaware,
(b) the assumption of OSI California's employee benefit plans and outstanding stock options by OSI Delaware and (c) the adoption of the Company's new indemnification agreements with its officers and directors to conform those agreements to Delaware law a form of which is attached hereto as Appendix D. The effect of an abstention or a broker nonvote is the same as that of a vote against the Reincorporation Proposal.

  THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSED REINCORPORATION IN DELAWARE.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

  As the Company plans for the future, the Board and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based. The Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

  Prominence, Predictability and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

  Increased Ability to Attract and Retain Qualified Directors. Both California and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors in certain circumstances for breaches of fiduciary duty. The increasing frequency of claims and litigation has greatly expanded the risks facing corporate directors and officers in exercising their respective duties. The amount of time and money required to respond to these claims and to defend the litigation can be substantial. It is the Company's wishes to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified individuals who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law. It also believes that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law. In addition, the Company believes that the passage of Proposition 211, a California ballot initiative to be voted upon by the citizens of California in November 1996, could make it more difficult for the Company to attract and retain qualified directors due to the ballot initiative's reduction in the scope and nature of indemnification available for directors and officers. See "The Charters and Bylaws of OSI California and OSI Delaware--Monetary Liability of Directors."

  Well Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and the conduct of the Board under the business judgment rule. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

  The Reincorporation Proposal will effect a change in the legal domicile of the Company, but not its physical location. The Proposed Reincorporation will not result in any change in the name, business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company. The six directors who are elected at the Annual Meeting of Shareholders will become the directors of OSI Delaware. All employee benefit plans of OSI California will be assumed and continued by OSI Delaware. All stock options, warrants or other rights to acquire Common Stock of OSI California will automatically be converted into an option, warrant or right to purchase the same number of shares of OSI Delaware Common Stock at the same price per share, on the same terms and subject to the same conditions. OSI California's other employee benefit arrangements will also be continued by OSI Delaware on the terms and subject to the conditions currently in effect.

ANTITAKEOVER IMPLICATIONS

  Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of its certificate of incorporation or bylaws or otherwise, which are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being put forward to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board to acquire control of the Company, obtain representation on the Board or take significant action that affects the Company.

  Nevertheless, certain effects of the Reincorporation Proposal may be considered to have antitakeover implications. Section 203 of the Delaware General Corporation Law ("Section 203"), from which OSI Delaware does not intend to opt out, restricts certain "business combinations" with "interested shareholders" for three years after the date that a person or entity becomes an interested shareholder, unless the Board approves the business combination and/or other requirements are met. See "Significant Differences Between the Corporation Laws of California and Delaware--Shareholder Approval of Certain Business Combinations." The Certificate of Incorporation of OSI Delaware permits cumulative voting, and cumulative voting may make it more difficult to remove a given board member. Removing the right of 10% shareholders to call a special meeting has an antitakeover impact because a hostile acquiror could not act before the annual meeting to establish a majority on the Board without making a tender offer. Other measures permitted under Delaware law, which the Company does not intend to implement include the establishment of a staggered board of directors. The elimination of cumulative voting and the establishment of a classified board of directors can also be undertaken under California law in certain circumstances. For a detailed discussion of all of the changes that will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of OSI California and OSI Delaware." For a discussion of differences between the laws of California and Delaware, see "Significant Differences Between the Corporation Laws of California and Delaware."

  In addition, Delaware law permits a corporation to adopt such measures as shareholder rights plans designed to reduce a corporation's vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to these defensive measures and as to the conduct of a board of directors under the business judgment rule with respect to unsolicited takeover attempts. The Board has no present intention after the Proposed Reincorporation to amend the Certificate of Incorporation or Bylaws to include additional provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to its shareholders, the Board will continue to evaluate the Company's vulnerability to potential unsolicited acquisition bids and to consider strategies to enhance the Board's ability to negotiate with an unsolicited bidder.

THE CHARTERS AND BYLAWS OF OSI CALIFORNIA AND OSI DELAWARE

  The provisions of the OSI Delaware Certificate of Incorporation and Bylaws are similar to those of OSI California in many respects. However, the Reincorporation Proposal includes the implementation of certain provisions in the OSI Delaware Certificate of Incorporation and Bylaws that alter the rights of shareholders and the powers of management. In addition, OSI Delaware could implement certain other changes by amending its Certificate of Incorporation and Bylaws in the future. For a discussion of these changes, see "Significant Differences Between the Corporation Laws of California and Delaware."

  The Articles of Incorporation of OSI California currently authorize the Company to issue up to 50,000,000 shares of Common Stock, no par value, and 5,000,000 shares of Preferred Stock, no par value. The Certificate of Incorporation of OSI Delaware provides that OSI Delaware will have 100,000,000 authorized shares of Common Stock, $.001 par value, and 5,000,000 shares of Preferred Stock, $.001 par value. Like OSI California's Articles of Incorporation, OSI Delaware's Certificate of Incorporation provides that the Board is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock. Thus, although it has no present intention of doing so, the Board, without shareholder approval, could authorize the issuance of Preferred Stock on terms which could have the effect of delaying or preventing a change in control of the Company or modifying the rights of holders of the Company's Common Stock under either California or Delaware law. The Board could also use these shares for further financings, possible acquisitions and other uses.

  Increase in Authorized Shares of Common Stock. In connection with the Proposed Reincorporation the Board authorized a provision in OSI Delaware's Certificate of Incorporation providing for authorized shares of Common Stock of 100,000,000 shares. Approval of the Reincorporation Proposal will constitute approval of the increase in the authorized shares of Common Stock. The authorized but unissued shares of Common Stock would be available for issuance from time to time for such purposes and for such consideration as the Board determines to be appropriate without further action by the shareholders, except for those instances in which applicable law or stock exchange rules require shareholder approval.

  Of the 50,000,000 currently authorized shares of Common Stock, 31,831,815 shares were issued and outstanding as of September 27, 1996, and an aggregate of approximately 11,200,000 shares of Common Stock were reserved for issuance under the Company's stock option and employee benefit plans.

  The Board believes that it is in the Company's best interests to increase the number of authorized shares of Common Stock in order to have additional authorized but unissued shares available without the expense and delay of a special meeting of shareholders. The Board believes that the availability of such shares will provide the Company with the flexibility to issue Common Stock for proper corporate purposes which may be identified by the Board in the future. For example, shares may be issued if the Board determines that it is necessary or appropriate to permit a future stock dividend or stock split, to raise additional capital, to acquire another corporation or another corporation's business or assets, or to establish a strategic relationship with a corporate partner. The Board does not intend to authorize the issuance of any such shares except on terms the Board deems to be in the best interests of the Company.

  If the Reincorporation Proposal is approved by the shareholders, the Board does not intend to solicit further shareholder approval before issuing any additional shares of Common Stock, except as may be required by applicable law or stock exchange rules. The increase in authorized Common Stock will not have any immediate effect on the rights of existing shareholders. To the extent that the additional authorized shares are issued in the future, they will decrease the existing shareholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders. Holders of the Company's securities have no statutory preemptive rights with respect to issuances of Common Stock.

  The Company intends to apply to Nasdaq for the listing of any additional shares of Common Stock if and when such shares are issued.

  The increase in the authorized number of shares of Common Stock and the subsequent issuance of these shares could have the effect of delaying or preventing a change-in-control of the Company without further action by the shareholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change-in-control of the Company more difficult and, therefore, less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock. Additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

  Monetary Liability of Directors. The Articles of Incorporation of OSI California and the Certificate of Incorporation of OSI Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under law. The provision eliminating monetary liability of directors set forth in the OSI Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the OSI California Articles of Incorporation, in that the former incorporates future amendments to Delaware law with respect to eliminating of this liability. In connection with the Proposed Reincorporation, the Company will enter into new indemnification agreements with its officers and directors that conform to Delaware law. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware--Indemnification and Limitation of Liability." A form of the OSI Delaware Indemnification Agreement is attached as Appendix D.

  In addition, the California electorate will consider Proposition 211 on November 5, 1996. If adopted, Proposition 211 would amend the California General Corporation Law to prohibit the Company from indemnifying its officers and directors for defense costs or amounts paid in settlement or judgment for causes of action alleging securities fraud. The limitation on indemnification that could be imposed by Proposition 211 contrasts with the current California law that permits indemnification if the corporation finds that the directors and officers acted in good faith and in a manner that they believed to be in the best interests of the Company. Delaware does not have limitations on indemnification similar to those contemplated by Proposition 211. See "Significant Differences Between the Corporation Laws of California and Delaware--Indemnification and Limitation of Liability."

  Size of the Board of Directors. The Bylaws of OSI Delaware provide for a board of directors consisting of six directors. The Bylaws of OSI California provide for a Board of from four to seven members, with the exact number currently set at six directors. Under California law, although changes in the number of directors must generally be approved by a majority of the outstanding shares, the Board may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated range has been approved by the shareholders. Delaware law permits the board of directors acting alone, to change the authorized number of directors by amending the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation after approval of the change by the shareholders). The OSI Delaware Certificate of Incorporation provides that the number of directors will be as specified in the Bylaws and authorizes the Board to adopt, alter, amend or repeal the Bylaws. Following the Proposed Reincorporation, the Board of OSI Delaware could amend the Bylaws to change the size of the Board from six directors without further shareholder approval. If the Reincorporation Proposal is approved, the six directors of OSI California who are elected at the Annual Meeting of Shareholders will continue as the six directors of OSI Delaware after the Proposed Reincorporation is consummated.

  Cumulative Voting for Directors. Under California law, if any shareholder has given notice of an intention to cumulate votes for the election of directors, any other shareholder is also entitled to cumulate votes at the election. Under Delaware law, cumulative voting in the election of directors is not mandatory, but is a permitted option. The OSI Delaware Certificate of Incorporation provides for cumulative voting rights and thus the voting rights are unchanged from those of the OSI California Articles.

  Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A shareholder may then cast all votes for a single candidate or may allocate them among as many candidates as the shareholder chooses. In the absence of cumulative voting, the holders of a majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all of the directors to be elected at the meeting. No person could be elected without the support of holders of a majority of the shares present or represented at the meeting. Elimination of cumulative voting would make it more difficult for a minority shareholder to obtain representation on the Board.

  Power to Call Special Shareholders' Meetings. Under California law, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than ten percent (10%) of the votes at the meeting and such additional persons as are authorized by the articles of incorporation or the bylaws. Under Delaware law, a special meeting of shareholders may be called by the board of directors or by any other person authorized to do so in the Certificate of Incorporation or the Bylaws. The Bylaws of OSI Delaware authorize only the Board to call a special meeting of shareholders. The elimination of shareholders' right to call a special meeting would mean that a shareholder could not force consideration of a proposal over the opposition of the board of directors by calling a special meeting before the Board believed consideration to be appropriate or until the next annual meeting. The restriction has the effect of making it more difficult for shareholders to remove directors.

  Removal of Directors. The Bylaws of OSI Delaware provide that directors may be removed from office by shareholders only for cause. For purposes of these provisions, "cause" means (a) continued willful failure to perform the obligations of a director, (b) gross negligence by the director, (c) engaging in transactions that defraud the Company, (d) fraud or intentional misrepresentation including falsifying use of funds and intentional misstatements made in financial statements, books, records or reports to shareholders or governmental agencies, (e) material violation of any agreement between the director and the Company, (f) knowingly causing the Company to commit violations of applicable law (including by failure to act), (g) acts of moral turpitude, or (h) conviction of a felony.

  The provisions relating to removal of directors preclude the removal of any particular director or group of directors unless removal is warranted for cause. One method employed by takeover bidders to obtain control of a company is to acquire a significant percentage of the outstanding shares and to use that voting power to replace the existing directors with individuals chosen by the takeover bidder. Requiring cause in order to remove a director defeats this strategy, thereby encouraging potential takeover bidders to obtain the cooperation of the existing Board before attempting a takeover.

  Filling Vacancies on the Board. Under California law, any vacancy on the Board other than one created by removal of a director may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a duly noticed meeting (or by waivers of notice) or by a sole remaining director. A vacancy created by removal of a director may be filled by the Board only if so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. OSI California's Articles of Incorporation and Bylaws do not permit directors to fill vacancies created by removal of a director unless the director has been convicted of a felony or found to be of unsound mind. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect the director(s), in which case a majority of the directors elected by the class, or a sole remaining director so elected, will fill the vacancy or newly created directorship). In connection with the Proposed Reincorporation, the Board of Directors of OSI Delaware will adopt a provision in OSI Delaware's Bylaws that permit the remaining directors to fill any vacancy created by removal of directors by the shareholders.

  Authorization of a Requirement of Advance Notice. Effective with the Proposed Reincorporation, the Company proposes to establish an advance notice procedure for to the nomination, other than by or at the direction of the Board, of candidates for election as directors (the "Nomination Procedure") and certain matters to be brought before an annual meeting of shareholders (the "Business Procedure").

  The Nomination Procedure provides that only individuals nominated by or at the direction of the Board or by a shareholder who has given timely written notice to the Secretary of the Company before the meeting, will be eligible for election as directors. The Business Procedure provides that at an annual meeting of shareholders, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company of the shareholder's intention to bring such business before the meeting. In all cases, to be timely, notice must be received by the Company prior to the date specified in the Company's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders (approximately 150 days prior to the meeting). If no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, notice by the shareholder must be received by the Company a reasonable time before the solicitation is made to be timely.

  Under the Nomination Procedure, a shareholder's notice to the Company must contain certain information about the nominee, including name, address, the consent to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the nominee, and certain information about the shareholder, including name, address, a representation that the shareholder is a holder of record of stock entitled to vote at the meeting and a description of all arrangements or understandings between the shareholder and each nominee. Under the Business Procedure, notice relating to the conduct of business at an annual meeting of shareholders other than the nomination of directors must contain certain information about the business and about the shareholder who is proposing the business. If the Chairman or other officer presiding at the meeting determines that a person was not nominated in accordance with the Nomination Procedure, the person will not be eligible for election as a director, or if it is determined that other business was not properly brought before the meeting in accordance with the Business Procedure, the business will not be conducted at the meeting. Nothing in the Nomination Procedure or the Business Procedure will preclude discussion by any shareholder of any nomination or business properly made or brought before the annual meeting of shareholders in accordance with these procedures.

  By requiring advance notice of nominations by shareholders, the Nomination Procedure affords the Board an opportunity to consider the qualification of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the shareholders about these qualifications. By requiring advance notice of proposed business, the Business Procedure provides the Board with an opportunity to inform shareholders of any business proposed to be conducted at a meeting and the Board's position on that business, enabling shareholders to better determine whether they desire to attend the meeting or grant a proxy to the Board for the disposition of the business. In addition, the Business Procedure provides for a more orderly procedure for conducting the annual meeting of shareholders. Although the OSI Delaware Bylaws do not give the Board any power to approve or disapprove shareholder nominations for the election of directors or any other business desired by shareholders to be conducted at an annual meeting, the OSI Delaware Bylaws may have the effect of precluding a nomination for the election of directors or any other business at a particular annual meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, even if the conduct of the business or the attempt might be beneficial to the Company and its shareholders.

  Loans to Officers and Employees. Under California law, any loan or guaranty to or for the benefit of a director or officer of the corporation or its parent requires approval of the shareholders unless it is provided under a plan approved by shareholders owning a majority of the outstanding shares of the corporation. However, under California law, shareholders of corporations with 100 or more shareholders of record, such as the Company, may approve a bylaw authorizing the board of directors alone to approve loans or guaranties to or on behalf of officers (whether or not the officers are directors) if the board determines that the loan or guaranty may reasonably be expected to benefit the corporation. The Bylaws of OSI California also contain such a provision. Under the OSI

Delaware Bylaws and in accordance with Delaware law, OSI Delaware may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when doing so, in the judgment of the Board, may reasonably be expected to benefit the corporation.

  Voting by Ballot. California law provides that the election of directors may proceed in the manner described in a corporation's bylaws. OSI California's Bylaws provide that the election of directors at a shareholders' meeting may be by voice vote or ballot, unless before the vote a shareholder demands a vote by ballot, in which case the vote must be by ballot. Under Delaware law, the right to vote by written ballot may be restricted if so provided in the Certificate of Incorporation. The Bylaws of OSI Delaware do not address election by ballot, but the Certificate of Incorporation of OSI Delaware, consistent with OSI California's Bylaws, provides that if a shareholder specifically demands election of directors by ballot (or if the Bylaws provide that elections will be by ballot) then elections will be held by ballot. Shareholders of OSI Delaware may therefore continue to demand election by ballot, unless and until the Certificate of Incorporation is amended, which would require a majority shareholder vote. It may be more difficult for a shareholder to contest the outcome of a vote that has not been conducted by written ballot.

  Elimination of Actions by Written Consent of Shareholders. Under California and Delaware law, shareholders may execute an action by written consent in lieu of a shareholder meeting. Delaware law permits a corporation to eliminate actions by written consent in its charter or bylaws. Elimination of written consents could lengthen the amount of time required to take shareholder actions since certain actions by written consent are not subject to the minimum notice requirement of a shareholders' meeting. The elimination of shareholders' written consents, however, would also deter hostile takeover attempts. Without the shareholder's written consent, a holder or group of holders controlling a majority of OSI Delaware's capital stock would not be able to amend OSI Delaware's Bylaws or remove directors by a shareholder's written consent. Any such holder or group of holders would have to call a shareholders' meeting and wait the notice periods determined by the Board under OSI Delaware's Bylaws before taking the action. The Bylaws of OSI Delaware will provide for the elimination of actions by written consent of shareholders.

COMPLIANCE WITH DELAWARE AND CALIFORNIA LAW

  If the Reincorporation Proposal is approved, the Company will submit the Merger Agreement to the office of the California Secretary of State and to the office of the Delaware Secretary of State for filing after the Annual Meeting of Shareholders.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND
DELAWARE

  The corporation laws of California and Delaware differ in many respects. Although all the differences are not set forth in this Proxy Statement, certain provisions which could materially affect the rights of shareholders are discussed below.

 Shareholder Approval of Certain Business Combinations.

  In recent years, a number of states have adopted special laws designed to make more difficult certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders. Under Section 203, certain "business combinations" with "interested shareholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

  Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested shareholder" for three years after the date that the person or entity becomes an interested shareholder. With certain exceptions, an interested shareholder is a person or entity owing, individually or collectively, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock under an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or collectively of fifteen percent (15%) or more of the voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

  For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested shareholder, sales or other dispositions to the interested shareholder (except proportionately with the corporation's other shareholders) of assets of the corporation or a direct or indirect majority-owned subsidiary equal in aggregate market value to ten percent (10%) or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock, the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation, the subsidiary to the interested shareholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested shareholder's proportionate ownership of any class or series of the corporation's or the subsidiary's stock or of the corporation's voting stock), or receipt by the interested shareholder (except proportionately as a shareholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

  The three-year moratorium imposed on business combinations by Section 203 does not apply if (a) before the date on which the shareholder becomes an interested shareholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested shareholder, (b) upon consummation of the transaction that made the person an interested shareholder, the interested shareholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the eighty-five percent (85%) calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer), or (c) on or after the date the person or entity becomes an interested shareholder, the board of directors approves the business combination and it is also approved at a shareholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested shareholder.

  Section 203 only applies to certain publicly held corporations that have a class of voting stock that is (a) listed on a national securities exchange,
(b) quoted on an interdealer quotation system of a registered national securities association or (c) held of record by more than 2,000 shareholders. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, OSI Delaware does not intend to do so.

  Section 203 will encourage any potential acquiror to negotiate with the Company's Board. Section 203 may also have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for OSI Delaware in which all shareholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to OSI Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for OSI Delaware's shares over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions. See "Shareholder Voting."

 Removal of Directors.

  Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. However, no individual director may be removed (unless the entire board is removed) if the number of votes cast against removal would be sufficient to elect the director under cumulative voting. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against removal would be sufficient to elect the director.

 Classified Board of Directors.

  A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult. California law permits certain qualifying corporations to provide for a classified board of directors by adopting amendments to their articles of incorporation or bylaws. These amendments must be approved by the shareholders. Although OSI California qualifies to adopt a classified board of directors, the Board has no present intention of doing so. Delaware law permits, but does not require, a classified board of directors. Under Delaware law the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The OSI Delaware Certificate of Incorporation and Bylaws do not provide for a classified board. OSI Delaware presently does not intend to propose establishment of a classified board. The establishment of a classified board after the Proposed Reincorporation would require the approval of the shareholders of OSI Delaware.

 Indemnification and Limitation of Liability.

  California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt a provision in its articles of incorporation or certificate of incorporation, as the case may be, eliminating a director's liability for monetary damages if the director breaches his fiduciary duty. There are nonetheless certain differences between the laws of the two states in this area.

  California law does not permit the elimination of monetary liability where the liability is based on (a) intentional misconduct or knowing and culpable violation of law, (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director, (c) receipt of an improper personal benefit, (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing his duties should be aware of a risk of serious injury to the corporation or its shareholders, (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders, (f) interested transactions between the corporation and the director in which a director has a material financial interest, and (g) liability for improper distributions, loans or guarantees.

  Delaware law permits a corporation to eliminate the liability of directors to the corporation or its shareholders for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as that law exists currently or as it is amended in the future. However, such a provision may not eliminate or limit director monetary liability for (a) breaches of the director's duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions, or (d) transactions in which the director received an improper personal benefit. Limitation of liability provisions may also not limit a director's liability for violation of, or otherwise relieve a corporation or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

  California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made when a person is adjudged liable to the corporation in the performance of no duty to the corporation and its shareholders, unless a court determines the person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that the court determines, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action, or amounts incurred in defending a pending action that is settled or otherwise disposed of, without court approval.

  California law requires indemnification when the individual has successfully defended the action on the merits (as opposed to Delaware law, which requires indemnification relating to a successful defense on the merits or otherwise).

  Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action. However, there must first be a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval no indemnification may be made in respect of a derivative action in which the person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise.

  Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if the director or officer undertakes to repay the amounts if it is ultimately determined that he is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents, whether or not the corporation would have the power to indemnify against the liability covered by the policy.

  California law permits a California corporation to make mandatory the permissive indemnification provided by California law to the extent doing so is authorized in the corporation's articles of incorporation. If so authorized, rights to this additional indemnification may be provided by agreements or bylaw provisions. Under California law, there are two limitations on such additional rights to indemnification (a) such indemnification is not permitted for acts, omissions or transactions from which a director of a California corporation may not be relieved of personal liability, as described above, and (b) such indemnification is not permitted in circumstances where California law expressly prohibits indemnification, as described above.

  Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to California, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. However, limitations on indemnification may be imposed by a court based on principles of public policy. A provision of Delaware law provides that the indemnification allowed by statute is not exclusive of any other rights under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

 Inspection of Shareholder List.

  Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to their interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by individuals holding an aggregate of five percent (5%) or more of a corporation's voting shares, or shareholders holding an aggregate of one percent (1%) or more of these shares who have filed a Schedule 14B with the Securities and Exchange Commission in connection with a contested election of directors. The latter provision has not been amended in response to the elimination of Schedule 14B under the revised proxy rules. Under California law, absolute inspection rights also apply to a corporation formed under the laws of any other state if its principal executive offices are in California or if it customarily holds meetings of its board in California. Delaware law also provides for inspection rights as to a list of shareholders entitled to vote at a meeting within a ten day period before a shareholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

 Dividends and Repurchases of Shares.

  California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under Delaware law.

  Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares, other than repurchases of its shares issued under employee stock plans contemplated by Section 408 of the California Corporations Code) unless either (a) the corporation's retained earnings immediately before the proposed distribution equal or exceed the amount of the proposed distribution, or (b) immediately after giving effect to the distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1.25 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1.25 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for these years). These tests are applied to California corporations on a consolidated basis.

  Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, as long as the amount of capital of the corporation after the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference on the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if its capital is not impaired and the redemption or repurchase would not impair capital.

  To date, the Company has not declared or paid cash dividends on its capital stock. The Company currently expects it will retain its future earnings for use in the operation and expansion of its business and does not anticipate paying any cash dividends in the foreseeable future.

 Shareholder Voting.

  Both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers. Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the merger, and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under the plan, do not exceed twenty percent (20%) of the shares of common stock of the constituent corporation outstanding immediately before the effective date of the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders, the corporation, or both, immediately before the reorganization will own, immediately after the reorganization, equity securities constituting more than five sixths of the voting power of the surviving or acquiring corporation or its parent entity.

  Both California law and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

  With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. As a result, shareholder approval of such transactions may be easier to obtain under Delaware law for companies which have more than one class of shares outstanding.

  California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of the common stock or its affiliate unless all of the holders of the common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection against coercive two-tiered bids for a corporation in which the shareholders are not treated equally. See "Significant Differences Between the Corporation Laws of California and Delaware -- Shareholder Approval of Certain Business Combinations."

  California law provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing person of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation that has less than 100 shareholders, or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought following a proposal by an interested party and a later proposal is made by another party at least ten days before the interested party's proposal is accepted, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision.

 Interested Director Transactions.

  Under both California and Delaware law, contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of that interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law
(a) either the shareholders or the board of directors must approve the contract or transaction after full disclosure of the material facts, and, in the case of board approval, the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting regarding the contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even if the disinterested directors are less than a quorum). Therefore, certain transactions that the Board of OSI California might not be able to approve because of the number of interested directors, could be approved by a majority of the disinterested directors of OSI Delaware, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company that could not be so approved under California law but could be so approved under Delaware law.

 Shareholder Derivative Suits.

  California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder at the time of the transaction in question or if his shares thereafter devolved upon him by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

 Appraisal Rights.

  Under both California and Delaware law, a shareholder participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights under which the shareholder receives cash in the amount of the fair market value of his shares in lieu of the consideration he or she would otherwise receive in the transaction. Under Delaware law, fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if the shareholders receive only shares of the surviving corporation or shares of another corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares, or (c) to shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under certain provisions of Delaware law.

  The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange, or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System, generally do not have appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of the shares. Appraisal rights are also unavailable if the shareholders or the corporation itself, or both, immediately before the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Reincorporation Proposal). Appraisal or dissenters' rights are, therefore, not available to shareholders of OSI California with respect to the Reincorporation Proposal. California law generally affords appraisal rights in sale of asset reorganizations.

 Dissolution.

  Under California law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the shareholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may it be approved by a simple majority of the outstanding shares of the corporation's stock. If such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a super majority (greater than a simple majority) voting requirement in connection with dissolutions. However, OSI Delaware's Certificate of Incorporation contains no such super majority voting requirement. A majority of the outstanding shares entitled to vote and voting at a meeting at which a quorum is present would be sufficient to approve a dissolution of OSI Delaware that had previously been approved by its Board.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

  The following is a discussion of certain federal income tax considerations that may be relevant to holders of OSI California Common Stock who receive OSI Delaware Common Stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular OSI California shareholders, such as dealers in securities, or those OSI California shareholders who acquired their shares upon the exercise of stock options. It also does not address the tax consequences to holders of options or warrants to acquire OSI California Common Stock. Furthermore, no foreign, state or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF THOSE TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement.

  The Proposed Reincorporation is expected to qualify as a reorganization within the meaning of Section 368(a) of the Code, with the following tax consequences:

    (a) No gain or loss should be recognized by holders of OSI California Common Stock upon receipt of OSI Delaware Common Stock under the Proposed Reincorporation;

    (b) The aggregate tax basis of the OSI Delaware Common Stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the OSI California Common Stock surrendered in exchange therefor; and

    (c) The holding period of the OSI Delaware Common Stock received by each shareholder of OSI California should include the period for which the shareholder held the OSI California Common Stock surrendered in exchange therefor, provided that the OSI California Common Stock was held by the shareholder as a capital asset at the time of Proposed Reincorporation.

  The Company has not requested a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel with respect to the federal income tax consequences of the Proposed Reincorporation. A successful IRS challenge to the reorganization status of the Proposed Reincorporation (in the consequence of a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a shareholder recognizing gain or loss with respect to each share of OSI California Common Stock exchanged in the Proposed Reincorporation equal to the difference between the shareholder's basis and the fair market value, as of the time of the Proposed Reincorporation, of the OSI Delaware Common Stock received in exchange therefor. In that event, a shareholder's aggregate basis in the shares of OSI Delaware Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for the shares would not include the period during which the shareholder held OSI California Common Stock.

                                 PROPOSAL FOUR

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board has selected Deloitte & Touche LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 1997, and recommends that shareholders vote for ratification of that appointment. Notwithstanding this selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board feels that such a change would be in the best interest of the Company and its shareholders. If there is a negative vote on ratification, the Board will reconsider its selection.

  Deloitte & Touche LLP has audited the Company's financial statements annually since 1993. Representatives of Deloitte & Touche LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.

  THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

  The following Summary Compensation Table sets forth information regarding the compensation of the Chief Executive Officer and the other most highly compensated officers of the Company for services rendered in all capacities to the Company for the fiscal years ended June 30, 1996 and June 30, 1995.

                          SUMMARY COMPENSATION TABLE

                                                                 LONG-TERM
                                                            COMPENSATION AWARDS
                                                           -----------------------
                                    ANNUAL COMPENSATION    RESTRICTED   SECURITIES
                             FISCAL ---------------------    STOCK      UNDERLYING  ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR  SALARY($)   BONUS($)   AWARDS($)    OPTIONS(#) COMPENSATION
---------------------------  ------ ----------  ---------  ----------   ---------- ------------
Joseph T. Ambrozy(1)....      1996  $  223,637  $     --    $430,001(4)  290,000     $233,971(5)
 Chief Executive              1995         --         --         --          --           --
 Officer, President
 and Director
Tom L. Johnson(2).......
 Co-Chairman of the           1996     350,004        --         --          --         4,091(6)
 Board                        1995     300,002    133,253        --          --         5,655(7)
Richard G. Vento(2).....      1996
 Co-Chairman of the           1995     350,004        --         --          --         7,515(8)
 Board                                 300,002    133,253        --          --         5,655(7)
Gayety W. Hirahara(3)...      1996     175,000     60,609        --          --         6,468(7)
 Chief Financial              1995     166,971     60,000        --          --         4,580(7)
 Officer, Chief
 Operating Officer and
 Secretary
Tim J. Sebring..........      1996      65,913    299,873        --      100,000        2,993(7)
 Vice President, Sales        1995      65,000    421,639        --      445,500        2,655(7)
 and Marketing
Dan Line................      1996      74,157    185,343        --      100,000        2,673(9)
 Vice President Global        1995      61,579    307,423        --       41,250        5,655(7)
 Accounts and Managing
 Director, European
 Operations

--------
(1) Mr. Ambrozy joined the Company as President in November 1995 and became Chief Executive Officer in February 1996.
(2) Messrs. Johnson and Vento resigned as Co-Chief Executive Officers of the Company in January 1996.
(3) Ms. Hirahara resigned as Chief Financial Officer, Chief Operating Officer and Secretary of the Company in July 1996.
(4) Pursuant to a Restricted Stock Award Agreement dated November 29, 1995, the Company granted to Mr. Ambrozy a stock award of 33,077 shares of the Company's Common Stock. The amount shown on the table represents the dollar value of the award of restricted stock calculated by multiplying the closing market price of the Company's Common Stock on the date of grant or the last trading day prior thereto ($13.00) by the number of shares awarded. As of June 28, 1996, all of such 33,077 shares were unvested and had a value of $1,207,311 based upon the fair market value of the Common Stock on June 30, 1996 of $36.50. All of such unvested shares were subject to forfeiture by Mr. Ambrozy in the event his employment with the Company is terminated. The shares are released from the Company's forfeiture option to the extent of 1/3 of the restricted shares on the first anniversary of the date of grant and 1/36th of the restricted shares each month thereafter, with all shares released from the forfeiture option after three years from the date of grant. See "Employment Contracts and Change-in-Control Arrangements" for further information on vesting provisions. Mr. Ambrozy will receive the same dividends on all shares of restricted stock as all other shareholders. However, the Company does not anticipate paying any cash dividends in the foreseeable future.

(5) Represents relocation allowance of $226,256 (including temporary living and costs associated with home residence) and premium for term life insurance of $7,715.
(6) Represents matching or other contributions made by Company pursuant to the Company's 401(k) savings plan of $3,875 and premium for term life insurance of $216.
(7) Represents matching and other contributions made by the Company for the benefit of the named individuals pursuant to the Company's 401(k) savings plan.

(8) Represents matching or other contributions made by Company pursuant to Company's 401(k) savings plan of $7,299 and premium for term life insurance of $216.
(9) Represents matching or other contributions made by Company pursuant to the Company's 401(k) savings plan of $2,581 and premium on life insurance of $92.00.

                       OPTION GRANTS IN FISCAL YEAR 1996

  The following table sets forth information regarding the grant of options to purchase the Company's Common Stock to the persons named in the Summary Compensation Table during the fiscal year ended June 30, 1996.

                       OPTION GRANTS IN FISCAL YEAR 1996

                                          INDIVIDUAL GRANTS
                         ------------------------------------------------------
                                                                                POTENTIAL REALIZABLE VALUE
                                                                                  AT ASSUMED ANNUAL RATES
                         NUMBER OF    PERCENTAGE OF                                   OF STOCK PRICE
                         SECURITIES   TOTAL OPTIONS                               APPRECIATION FOR OPTION
                         UNDERLYING    GRANTED TO                                         TERM(1)
                          OPTIONS     EMPLOYEES IN   EXERCISE PRICE  EXPIRATION ---------------------------
          NAME            GRANTED      FISCAL 1996  PER SHARE (2)(3)    DATE         5%            10%
          ----           ----------   ------------- ---------------- ---------- ------------- -------------
Joseph T. Ambrozy.......   50,000(4)       4.7%          $10.20       08/24/05  $     408,850 $   1,036,100
                          240,000(4)      22.7%           13.00       11/29/05      1,962,480     4,973,280
Tom L. Johnson..........      --           --               --             --             --            --
Richard G. Vento........      --           --               --             --             --            --
Gayety W. Hirahara......      --           --               --             --             --            --
Tim J. Sebring..........  100,000(5)       9.4%           11.00       10/27/05        817,563     2,071,865
Dan Line................  100,000(5)       9.4%           11.00       10/27/05        817,563     2,071,865

--------
(1) Potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the ten year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.
(2) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock, as determined by the Board on the date of grant.
(3) Exercise price may be paid in cash, promissory note, by delivery of already-owned shares subject to certain conditions, or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale of proceeds, an amount equal to the exercise price plus all applicable withholding taxes.
(4) Options become exercisable as to 25% of the option shares on the first anniversary of the date of grant and as to 1/48th of the option shares each month thereafter, with full vesting occurring on the fourth anniversary of the date of grant.
(5) Options become exercisable as to 20% of the option shares on each one year anniversary of the date of grant, with full vesting occurring on the fifth anniversary.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

  The following table sets forth certain information regarding the exercise of stock options in the last fiscal year by the persons named in the Summary Compensation Table and the value of options held by such individuals as of June 30, 1996.

                                                   NUMBER OF SECURITIES
                                                  UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                                        OPTIONS AT          IN-THE-MONEY OPTIONS AT
                            SHARES      VALUE        JUNE 30, 1996(#)         JUNE 30, 1996($)(2)
                           ACQUIRED    REALIZED  ------------------------- -------------------------
          NAME            ON EXERCISE    (1)     EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----            ----------- ---------- ----------- ------------- ----------- -------------
Joseph T. Ambrozy(3)....          0   $      N/A        --      290,000    $       --   $ 6,955,000
Tom L. Johnson..........          0          N/A        --          --             --           --
Richard G. Vento........          0          N/A        --          --             --           --
Gayety W. Hirahara (4)..    196,904    6,426,912    490,596         --      17,867,506          --
Tim J. Sebring..........     46,162    1,942,855  1,053,838     375,000     38,101,297   12,006,535
Dan Line................      8,817      372,333     56,497     213,436      1,953,432    6,368,830

--------
(1) Market value of the Company's Common Stock at the exercise date minus the exercise price.
(2) Market value of the Company's Common Stock at fiscal year-end minus the exercise price.
(3) Mr. Ambrozy joined the Company as President in November 1995 and became Chief Executive Officer in February 1996.
(4) Ms. Hirahara resigned as Chief Financial Officer, Chief Operating Officer and Secretary of the Company in July 1996.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

  In November 1995, Joseph T. Ambrozy, Chief Executive Officer, President and a director of the Company, entered into an employment agreement with the Company under which he is to receive an annual base salary of $350,000 and is eligible to receive bonus payments on the attainment of certain profitability levels by the Company. This agreement also provides for the grant of an option to purchase a total of 240,000 shares of Company Common Stock at $13.00 per share, which was the fair market value of the Company's Common Stock on the date of grant as determined by the Board, and a restricted stock award for 33,077 shares of Company Common Stock. The stock option vests over a period of four years. The restricted stock award is released from the Company's forfeiture option over a three year period, with 1/3 of the restricted shares being released in November 1996 and 1/36th of the restricted shares being released monthly thereafter, provided Mr. Ambrozy is an employee of the Company on any such release dates. If Mr. Ambrozy's employment with the Company terminates other than voluntarily or for cause, he will be entitled to receive severance pay equal to his base salary for two years and the 33,077 share restricted stock award will become 100% vested.

  In July 1996, Gayety W. Hirahara, former Chief Financial Officer, Chief Operating Officer and Secretary of the Company, entered into an Employment Transition Agreement with the Company establishing her ongoing employment duties and her compensation for performance of such duties. From its effective date until the date six weeks after the employment commencement date of a successor Chief Financial Officer (the "Transition Period"), Ms. Hirahara received as compensation for her services a base salary at the annualized rate of $175,000. The Transition Period ended on August 9, 1996, with the Company's appointment of David Allen as the successor Chief Financial Officer. On August 10, 1996, under the term of the agreement, Ms. Hirahara became a part-time consultant to the company providing consulting services as requested by Mr. Allen. From the end of the Transition Period until the earlier of the termination of Ms. Hirahara's consulting relationship or December 31, 1997, Ms. Hirahara will receive a fee of $125.00 per hour for up to 10 hours per month for performing consulting services for the Company.

  In February 1996, under the terms of his employment, A.J. Germek, Vice President, Planning and Development, entered into a letter agreement with the Company under which he is to receive an annual base salary of $145,000. If Mr. Germek's employment is terminated other than for cause, Mr. Germek will be entitled to receive a severance pay equal to his base salary rate for one year.

  In March 1996, under the terms of his employment, Kevin C. McCoy, Vice President, Research and Development, entered into a letter agreement with the Company under which he is to receive an annual base salary of $155,000. If Mr. McCoy's employment is terminated other than for cause, Mr. McCoy will be entitled to receive a severance pay equal to his base salary rate for one year.

  In May 1996, under the terms of his employment, Philip N. Cardman, Vice President, General Counsel and Secretary, entered into a letter agreement with the Company under which he is to receive an annual base salary of $155,000. If Mr. Cardman's employment is terminated other than for cause, Mr. Cardman will be entitled to receive a severance pay equal to his base salary rate for two years. In addition, if his employment is voluntarily terminated at any time during the first 24 months of his employment due to a change in the Company's Chief Executive Officer, Mr. Cardman will receive his annual base salary for a period of 6 months to 24 months.

COMPENSATION OF DIRECTORS

  Members of the Board do not receive compensation for their services as directors. The Company's 1995 Director Option Plan provides that options will be granted to nonemployee directors under an automatic nondiscretionary grant mechanism. Each nonemployee director ("Outside Director") is automatically granted an option to purchase 50,000 shares (the "First Option") on the date on which he first becomes an Outside Director. After the First Option has been granted, the Outside Director is thereafter automatically granted an option to purchase 12,500 shares at the next meeting of the Board following the Annual Meeting of shareholders in each year, if, on that date, he has served on the Board for at least six months. The First Option is exercisable only while the Outside Director remains a director of the Company, and vests in installments cumulatively as to 25% of the shares on the first anniversary of its date of grant and at a rate of 1/48th of the shares per month thereafter. Subsequent option grants are exercisable only while the Outside Director remains a director, and become exercisable as to 50% of the shares six months after the date of grant and as to 1/12th of the shares per month thereafter.

  In August 1995, Mr. Ambrozy was granted an option under the 1994 Stock Option Plan to purchase 50,000 shares of Common Stock at an exercise price of $10.20 per share. In November 1995, he was also granted an option to purchase 240,000 shares of Common Stock at an exercise price of $13.00 per share. In October 1995, Mr. Schmitt was granted an option to purchase 50,000 shares of Common Stock at an exercise price of $11.00 per share. Each of these options becomes exercisable starting one year after the date of grant, with 25% of the shares becoming exercisable at that time and an additional 1/48th of the shares becoming exercisable each month thereafter. In July 1996, the Company and Mr. Ambrozy entered into an agreement whereby Mr. Ambrozy will be granted options to purchase up to 100,000 shares, 150,000 shares and 150,000 shares on the first, second and third anniversary dates, respectively, of the agreement. The options will be granted at 100% of the fair market value of the Company's Common Stock on their respective grant dates. Each option will be subject to a four year vesting schedule, whereby 25% of the shares will become exercisable one year after the date of grant and 1/48th of the shares will become exercisable each month thereafter.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee consists of Messrs. Schmitt, Shantz and Terplan. There are no interlocking relationships, as described by the Securities and Exchange Commission, among the Compensation Committee members.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

  The Compensation Committee (the "Committee") of the Board reviews and approves the Company's executive compensation policies. The Committee administers the Company's various incentive plans, including the 1994 Stock Option Plan and the 1995 Employee Stock Purchase Plan, sets compensation policies applicable to the Company's executive officers and evaluates the performance of the Company's executive officers. The compensation levels of the Company's executive officers for the fiscal year ended June 30, 1996, including base salary levels, potential bonuses and stock option grants were determined by the Committee at the beginning of the fiscal year. The following is a report of the Committee describing the compensation policies and rationale applicable with respect to the compensation paid to the Company's executive officers for the fiscal year ended June 30, 1996.

 Compensation Philosophy

  The Company's philosophy in setting its compensation policies for executive officers is to maximize shareholder value over time. The primary goal of the Company's executive compensation program is therefore to closely align the interests of the executive officers with those of the Company's shareholders. To achieve this goal the Company attempts to (a) offer compensation opportunities that attract and retain executives whose abilities are critical to the long-term success of the Company, motivate individuals to perform at their highest level and reward outstanding achievement, (b) maintain a portion of the executive's total compensation at risk, tied to achievement of financial, organizational and management performance goals, and (c) encourage executives to manage from the perspective of owners with an equity stake in the Company. The Committee currently uses base salary, annual cash incentives and stock options to meet these goals.

 Base Salary

  Base salary is primarily used by the Company as a device to attract, motivate, reward and retain highly skilled executives. The Committee reviewed and approved fiscal 1996 base salaries for the Chief Executive Officer and other executive officers at the beginning of the fiscal year. Base salaries were established by the Committee based on an executive officer's job responsibilities, level of experience, individual performance, contribution to the business, the Company's financial performance for the past year and recommendations from management. The Committee also took into account the salaries for similar positions at comparable companies, based on each individual Committee member's industry experience. In reviewing base salaries, the Committee focused significantly on each executive officer's prior performance with the Company and expected contribution to the Company's future success. In making base salary decisions, the Committee exercised its discretion and judgment using these factors. No specific formula was applied to determine the weight of each factor.

 Annual Cash Incentives

  Each executive officer's bonus is based on qualitative and quantitative factors. Bonuses are intended to motivate and reward executive officers by directly linking the amount of the bonus to specific Company-based performance targets. Annual incentive bonuses for executive officers are intended to reflect the Committee's belief that a portion of the compensation of each executive officer should be contingent upon the performance of the Company. To carry out this philosophy, the Board reviews and approves the financial budget for the fiscal year. The Committee then establishes target bonuses for each executive officer as a percentage of the officer's base salary. The executive officers, including Mr. Ambrozy, must successfully achieve these performance targets, which are submitted by management to the Committee for its evaluation and approval at the beginning of the fiscal year. Company-based performance goals are tied to different indicators of Company performance, such as the operating results of the Company. The Committee evaluates the completion of the Company-based performance targets and approves a performance rating relative to the goals completed. This scoring is influenced by the Committee's perception of the importance of the various corporate goals. The Committee believes that the bonus arrangement provides an excellent link between the Company's earnings performance and the incentives paid to executives.

 Stock Options

  The Committee provides the Company's executive officers with long-term incentive compensation through grants of stock options under the Company's 1994 Stock Option Plan. The Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's Common Stock. The Committee believes that stock options directly motivate an executive to maximize long-term shareholder value. The options also use vesting periods that encourage key executives to continue in the employ of the Company. All options granted to executive officers to date have been granted at the fair market value of the Company's Common Stock on the date of grant. The Committee considers the grant of each option subjectively, considering factors such as the executive officer's relative position and responsibilities with the Company, the individual performance of the executive officer over the previous fiscal year and the anticipated contribution of the executive officer to the attainment of the Company's long-term strategic performance goals. Stock options granted in prior years are also taken into consideration. The Committee views stock option grants as an important component of its long-term, performance-based compensation philosophy.

SECTION 162(M)

  The Board has considered the potential future effects of Section 162(m) of the Code on the compensation paid to the Company's executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for any of the executive officers named in the proxy statement, unless compensation is performance-based. The Company has adopted a policy that, where reasonably practicable, the Company will seek to qualify the variable compensation paid to its executive officers for an exemption from the deductibility limitations of Section 162(m).

                                          Respectfully submitted by:

                                          George F. Schmitt
                                          Jonathan B. Shantz
                                          Dr. Kornel Terplan

PERFORMANCE GRAPH

  Set forth below is a line graph comparing the annual percentage change in the cumulative return to the shareholders of the Company's Common Stock with the cumulative return of the Nasdeq Stock Market-US Index and of the Hambrecht & Quist Communications Index for the period commencing December 1, 1995 (the date the Company became subject to the reporting requirements of the Securities Exchange Act of 1934, as amended) and ending on June 30, 1996. Returns for the indices are weighted based on market capitalization at the beginning of each fiscal year.


               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
   AMONG OBJECTIVE SYSTEMS INTEGRATORS, INC., NASDAQ STOCK MARKET (US) AND
                       HAMBRECHT & QUIST COMMUNICATIONS

                        PERFORMANCE GRAPH APPEARS HERE

                             OBJECTIVE            NASDAQ        HAMBRECHT
Measurement Period           SYSTEMS              STOCK         & QUIST
(Fiscal Year Covered)        INTEGRATORS, INC.    MARKET (US)   COMMUNICATIONS
---------------------        -----------------    -----------   --------------
Measurement Pt- 12/01/95     $100                 $100          $100
FYE 12/31/95                 $288                 $100          $ 96
FYE 01/31/96                 $211                 $100          $ 97
FYE 02/29/96                 $216                 $106          $104
FYE 03/31/96                 $239                 $104          $ 98
FYE 04/30/96                 $234                 $113          $111
FYE 05/31/96                 $237                 $118          $114
FYE 06/30/96                 $192                 $113          $110

--------

(1) The graph assumes that $100 was invested on December 1, 1995 (the date the Company first became subject to the reporting requirements of the Securities Exchange Act of 1934, as amended) in the Company's Common Stock and in the Nasdaq Stock Market-US Index and in the Hambrecht & Quist Communications Index and that all dividends were reinvested. No dividends have been declared or paid on the Company's Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

  The information contained above under the captions "Report of the Board of Directors on Executive Compensation" and "Performance Graph" will not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor will that information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

CERTAIN TRANSACTIONS

  In December 1994, each of Mr. Vento and Mr. Johnson borrowed $2,100,000 from the Company pursuant to a full recourse three year Promissory Note. Each Promissory Note provided that the principal amount of the Promissory Note accrued interest at a rate of 6.66% per annum; provided, however, that interest accrued at a per annum rate equal to the lesser of (a) 8.55%, or (b) the maximum interest allowed by law, on all past due principal and, to the extent permitted by law, on all past-due interest. In addition, the indebtedness under the Promissory Notes was secured by certain real property located in Incline Village, Nevada as evidenced by Deeds of Trust and Assignments of Rents executed by Messrs. Vento and Johnson for the benefit of the Company. In September 1995, prior to maturity of each Promissory Note, Messrs. Vento and Johnson repaid all principal and accrued interest due thereunder.

  In January 1994, the Company and Strategic Solutions International Corporation ("SSIC"), of which Messrs. Vento and Johnson are shareholders, entered into a Non-Exclusive License to Sublicense Agreement (the "SSIC License Agreement"). The SSIC License Agreement provides that SSIC will grant to the Company a nontransferable and nonexclusive license to market, sublicense, modify and use certain computer programs developed by SSIC. In consideration for the licenses granted under the SSIC License Agreement, the Company agreed to pay SSIC certain license fees plus training fees and maintenance support fees. In March 1994, the Company and SSIC entered into a Loan Development Copy Software License Agreement (the "SSIC Software Agreement"). The SSIC Software Agreement provides that the Company will grant a nonexclusive and nontransferable license to SSIC to use certain of the Company's software for demonstration purposes to prospective customers of SSIC or for development of conjoined software. In fiscal 1996, the Company paid no amounts for software development costs or for software licenses to SSIC.

  In September 1995, the Company entered into a business relationship with (a) Japan Associated Finance Co., Ltd. ("JAFCO") and (b) Quantum Industrial Partners LDC, the principal operating subsidiary of Quantum Industrial Holdings Ltd., an investment fund advised by Soros Fund Management, a private investment firm owned by George Soros, and S-C Phoenix Holdings, L.L.C., an investment vehicle owned by affiliates of Mr. Soros and Dr. Purnendu Chatterjee ("Chatterjee/Soros") (JAFCO and Chatterjee/Soros being collectively referred to as "Investors") principally for the development of the Company's business in Japan, India and Southeast Asia. In conjunction with this relationship, the Company's principal shareholders, Mr. Vento and Mr. Johnson, each sold an aggregate of 909,091 shares of Common Stock to JAFCO and Chatterjee/Soros at a per-share price of $11.00. Under the terms of the Shareholder Rights Agreement among the Company, Tom L. Johnson, Richard G. Vento and the Investors dated September 27, 1995 (the "Shareholder Rights Agreement"), the Investors have certain Board observer rights. Messrs. Vento and Johnson also entered into a voting agreement with the Investors to elect one Investor representative reasonably acceptable to the Company, to the Board until the first to occur of August 31, 1998 or such time as the Investors hold in aggregate less than 600,000 shares of Common Stock, at which time the voting agreement and Board observer rights will terminate. Pursuant to this voting agreement, George Schmitt was nominated a member of the Board in October 1995. Under the registration rights provisions of the Shareholder Rights Agreement, the Company will, at the Investors' request register for resale to the public the shares of Common Stock held by the Investors. In addition, under the Shareholder Rights Agreement, if the Company proposes to register shares of its Common Stock for sale to the public, the Investors and Messrs. Vento and Johnson have the right (subject to quantity limitations determined by the underwriters if the offering involves an underwriting) to request that the Company register for resale to the public their shares of Common Stock. The Investors together may include shares in the registration totaling at least one-third of the aggregate shares included by the Investors and Messrs. Vento and Johnson. All fees and expenses incurred in connection with any registration will be borne by the Company, except for all underwriting discounts and commissions relating to shares sold, which will be borne by the seller. The Company and sellers have agreed to indemnify each other against certain liabilities in connection with any registration related to the foregoing registration rights, including liabilities under the Securities Act of 1933, as amended.

  The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors, principal shareholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors, and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater-than-ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely in its review of the copies of such forms, or written representations from certain reporting persons, the Company believes that, with the exception of Tom L. Johnson, Richard G. Vento, Gayety W. Hirahara, Johnson LLC and Vento LLC, who each filed late the Initial Statement of Beneficial Ownership of Securities on Form 3, during fiscal 1996, all executive officers and directors of the Company complied with all applicable filing requirements.

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: October 18, 1996

                                                                     APPENDIX A

                         AGREEMENT AND PLAN OF MERGER
                    OF OBJECTIVE SYSTEMS INTEGRATORS, INC.,
                            A DELAWARE CORPORATION,
                                      AND
                     OBJECTIVE SYSTEMS INTEGRATORS, INC.,
                           A CALIFORNIA CORPORATION

  THIS AGREEMENT AND PLAN OF MERGER dated as of November , 1996 (the "Agreement") is between Objective Systems Integrators, Inc., a Delaware corporation ("OSI Delaware"), and Objective Systems Integrators, Inc., a California corporation ("OSI California"). OSI Delaware and OSI California are sometimes referred to herein as the "Constituent Corporations."

                                   RECITALS

  A. OSI Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 105,000,000 shares, $.001 par value, of which 100,000,000 shares are designated "Common Stock," and 5,000,000 shares are designated "Preferred Stock." The Preferred Stock of OSI Delaware is undesignated as to series, rights, preferences, privileges or restrictions. As of November , 1996, 100 shares of Common Stock were issued and outstanding, all of which are held by OSI California, and no shares of Preferred Stock were issued and outstanding.

  B. OSI California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 55,000,000 shares, no par value, of which 50,000,000 are designated "Common Stock," and 5,000,000 shares are designated "Preferred Stock." The Preferred Stock of OSI California is undesignated as to series, rights, preferences, privileges or restrictions. As of September 27, 1996, 31,831,815 shares of Common Stock were issued and outstanding, and no shares of Preferred Stock were issued and outstanding.

  C. The Board of Directors of OSI California has determined that, for the purpose of effecting the reincorporation of OSI California in the State of Delaware, it is advisable and in the best interests of OSI California and its shareholders that OSI California merge with and into OSI Delaware upon the terms and conditions herein provided.

  D. The respective Boards of Directors of OSI Delaware and OSI California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders and executed by the undersigned officers.

  NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, OSI Delaware and OSI California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                       I

                                    MERGER

  1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, OSI California shall be merged with and into OSI Delaware (the "Merger"), the separate existence of OSI California shall cease and OSI Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and OSI Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be Objective Systems Integrators, Inc.

  1.2 Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

    (a) This Agreement and the Merger shall have been adopted and approved by the shareholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California General Corporation Law;

    (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

    (c) An executed Certificate of Merger or an executed, acknowledged and certified counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

    (d) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the California General Corporation Law shall have been filed with the Secretary of State of the State of California.

  The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

  1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of OSI California shall cease and OSI Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and OSI California's Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of OSI California in the manner as more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of OSI California in the same manner as if OSI Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

                                      II

                   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

  2.1 Certificate of Incorporation. The Certificate of Incorporation of OSI Delaware as in effect immediately prior to the Effective Date of the Merger, a copy of which is attached hereto as Appendix B, shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

  2.2 Bylaws. The Bylaws of OSI Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

  2.3 Directors and Officers. The directors and officers of OSI California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their respective successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                                      III

                         MANNER OF CONVERSION OF STOCK

  3.1 OSI California Common Stock. Upon the Effective Date of the Merger, each share of OSI California Common Stock, no par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be changed and converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.001 par value, of the Surviving Corporation.

  3.2 OSI California Options and Stock Purchase Rights. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans (including without limitation the Stock Option Plan, the 1994 Stock Option Plan, and the 1995 Directors Option Plan) and all other employee benefit plans (including without limitation the 1995 Employee Stock Purchase Plan) of OSI California. Each outstanding and unexercised option or other right to purchase or security convertible into OSI California Common Stock shall become an option or right to purchase or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of OSI California Common Stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such OSI California option, stock purchase right or convertible security at the Effective Date of the Merger. There are no options, purchase rights for or securities convertible into Preferred Stock of OSI California.

  A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights or convertible securities equal to the number of shares of OSI California Common Stock so reserved immediately prior to the Effective Date of the Merger.

  3.3 OSI Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, $.001 par value, of OSI Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by OSI Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

  3.4 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of OSI California Common Stock may, at such stockholder's option, surrender the same for cancellation to Chase Mellon Shareholder Services, LLP as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which such holders' shares of OSI California Common Stock were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of OSI California Common Stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's Common Stock into which such shares of OSI California Common Stock were converted in the Merger.

  The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

  Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of OSI California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

  If any certificate for shares of OSI Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to OSI Delaware or the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of OSI Delaware that such tax has been paid or is not payable.

                                      IV

                                    GENERAL

  4.1 Covenants of OSI Delaware. OSI Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

    (a) Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law;

    (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by OSI Delaware of all of the franchise tax liabilities of OSI California; and

    (c) Take such other actions as may be required by the California General Corporation Law.

  4.2 Further Assurances. From time to time, as and when required by OSI Delaware or by its successors or assigns, there shall be executed and delivered on behalf of OSI California such deeds and other instruments, and there shall be taken or caused to be taken by OSI Delaware and OSI California such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by OSI Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of OSI California and otherwise to carry out the purposes of this Agreement, and the officers and directors of OSI Delaware are fully authorized in the name and on behalf of OSI California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

  4.3 Abandonment. At any time before the filing of this Agreement with the Secretary of State of the State of Delaware, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either OSI California or OSI Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of OSI California or by the sole stockholder of OSI Delaware, or by both.

  4.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of California and Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or
(3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

  4.5 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, Delaware 19801, County of New Castle, and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

  4.6 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 100 Blue Ravine Road, Folsom, California 95630 and copies thereof will be furnished to any shareholder of either Constituent Corporation, upon request and without cost.

  4.7 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

  4.8 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

  IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of OSI Delaware and OSI California, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                          Objective Systems Integrators, Inc.
                                           a Delaware corporation


                                          By: _________________________________
                                                    Joseph T. Ambrozy,
                                               President and Chief Executive
                                                          Officer

ATTEST:


_____________________________________
  Philip N. Cardman, Vice President,
     General Counsel and Secretary

                                          Objective Systems Integrators, Inc.
                                           a California corporation


                                          By: _________________________________
                                                    Joseph T. Ambrozy,
                                                    President and Chief
                                                     Executive Officer

ATTEST:


_____________________________________
  Philip N. Cardman, Vice President,
     General Counsel and Secretary

                      OBJECTIVE SYSTEMS INTEGRATORS, INC.
                           (CALIFORNIA CORPORATION)

                             OFFICERS' CERTIFICATE

  Joseph T. Ambrozy and Philip N. Cardman certify that:

    1. They are the President and the Secretary, respectively, of Objective Systems Integrators, Inc., a corporation organized under the laws of the State of California.

    2. The corporation has authorized two classes of stock, designated "Common Stock" and "Preferred Stock". There are authorized 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Preferred Stock is undesignated as to series, rights, preferences or restrictions.

    3. There were 31,831,815 shares of Common Stock, and no shares of Preferred Stock, outstanding as of the record date (the "Record Date") of the shareholders' meeting at which the Agreement and Plan of Merger attached hereto (the "Merger Agreement") was approved. All shares of Common stock outstanding were entitled to vote on the merger.

    4. The principal terms of the Merger Agreement were approved by the Board of Directors and by the vote of a number of shares of each class of stock which equaled or exceeded the vote required.

    5. The percentage vote required was more than 50% of the votes entitled to be cast by holders of Common Stock outstanding as of the Record Date, voting as a single class.

    6. Joseph T. Ambrozy and Philip N. Cardman further declare under penalty of perjury under the laws of the State of California that each has read the foregoing certificate and knows the contents thereof and that the same is true of their own knowledge.

  Executed in Folsom, California on November  , 1996.

                                          _____________________________________

                                          Joseph T. Ambrozy, President
                                          andChief Executive Officer

                                          _____________________________________
                                          Philip N. Cardman, Vice President,
                                          General Counsel and Secretary

                      OBJECTIVE SYSTEMS INTEGRATORS, INC.
                            (SURVIVING CORPORATION)

                             OFFICERS' CERTIFICATE

  Joseph T. Ambrozy and Philip N. Cardman certify that:

    1. They are the President and the Secretary, respectively, of Objective Systems Integrators, Inc., a corporation organized under the laws of the State of Delaware.

    2. The corporation has authorized two classes of stock, designated "Common Stock" and "Preferred Stock". There are authorized 100,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Preferred Stock is undesignated as to series, rights, preferences or restrictions.

    3. There were 100 shares of Common Stock outstanding and entitled to vote on the Agreement and Plan of Merger attached hereto (the "Merger Agreement"). There were no shares of Preferred Stock outstanding.

    4. The principal terms of the Merger Agreement were approved by the Board of Directors and by the vote of a number of shares of each class of stock which equaled or exceeded the vote required.

    5. The percentage vote required was more than 50% of the votes entitled to be cast by holders of outstanding shares of Common Stock.

    6. Joseph T. Ambrozy and Philip N. Cardman further declare under penalty of perjury under the laws of the State of Delaware that each has read the foregoing certificate and knows the contents thereof and that the same is true of their own knowledge.

  Executed in Folsom, California on November  , 1996.

                                          _____________________________________

                                          Joseph T. Ambrozy, President and
                                           Chief Executive Officer

                                          _____________________________________
                                          Philip N. Cardman, Vice President,
                                          General Counsel and Secretary

                                                                     APPENDIX B

                         CERTIFICATE OF INCORPORATION
                                      OF
                      OBJECTIVE SYSTEMS INTEGRATORS, INC.

FIRST: The name of the Corporation is Objective Systems Integrators, Inc. (the "Corporation").

SECOND: The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, zip code 19801. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The Corporation is authorized to issue two classes of stock to be designated respectively Common Stock and Preferred Stock. The total number of shares of all classes of stock which the Corporation has authority to issue is One Hundred Five Million (105,000,000), consisting of One Hundred Million (100,000,000) shares of Common Stock, $0.001 par value (the "Common Stock"), and Five Million (5,000,000) shares of Preferred Stock, $0.001 par value (the "Preferred Stock").

              The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series of Preferred Stock, including without limitation authority to fix by resolution or resolutions, the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

              The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

FIFTH:        The name and mailing address of the incorporator are as follows:

              Carmine J. Broccole

              Wilson Sonsini Goodrich & Rosati, P.C.

              650 Page Mill Road

              Palo Alto, California 94304

SIXTH:        The Corporation is to have perpetual existence.

SEVENTH: The election of directors need not be by written ballot unless a stockholder demands election by written ballot at a meeting of stockholders and before voting begins or unless the Bylaws of the Corporation shall so provide.

EIGHTH: The number of directors which constitute the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation.

NINTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation.

TENTH: To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

              Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ELEVENTH:     At the election of directors of the Corporation, each holder of stock or of any class or series of stock shall be entitled to as many votes as shall equal the number of votes which such stockholder would be entitled to cast for the election of directors with respect to his or her shares of stock multiplied by the number of directors to be elected and may cast all such votes for any director or for any two or more of them as such stockholder may see fit.

TWELFTH: Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the laws of the State of Delaware) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

THIRTEENTH:   The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

  The undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed and that the facts stated herein are true.

Dated: October 9, 1996

                                          /s/ Carmine J. Broccole


                                          Carmine J. Broccole
                                          Incorporator

                                                                      APPENDIX C




                                     BYLAWS
                                       OF
                      OBJECTIVE SYSTEMS INTEGRATORS, INC.
                            (A DELAWARE CORPORATION)

                                   BYLAWS OF
                      OBJECTIVE SYSTEMS INTEGRATORS, INC.
                            (A DELAWARE CORPORATION)

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
 ARTICLE I--CORPORATE OFFICES...........................................  C-4
    1.1   Registered Office............................................   C-4
    1.2   Other Offices................................................   C-4
 ARTICLE II--MEETINGS OF STOCKHOLDERS...................................  C-4
    2.1   Place of Meetings............................................   C-4
    2.2   Annual Meeting...............................................   C-4
    2.3   Special Meeting..............................................   C-5
    2.4   Notice of Stockholders' Meetings.............................   C-5
          Advance Notice of Stockholder Nominees and Stockholder
    2.5   Business.....................................................   C-5
    2.6   Manner of Giving Notice; Affidavit of Notice.................   C-6
    2.7   Quorum.......................................................   C-6
    2.8   Adjourned Meeting, Notice....................................   C-6
    2.9   Voting.......................................................   C-6
    2.10  Stockholder Action by Written Consent........................   C-7
    2.11  Record Date for Stockholder Notice; Voting...................   C-7
    2.12  Proxies......................................................   C-7
    2.13  Organization.................................................   C-7
    2.14  List of Stockholders Entitled to Vote........................   C-7
 ARTICLE III--DIRECTORS.................................................  C-8
    3.1   Powers.......................................................   C-8
    3.2   Number of Directors..........................................   C-8
    3.3   Election and Term of Office of Directors.....................   C-8
    3.4   Resignation and Vacancies....................................   C-8
    3.5   Removal of Directors.........................................   C-9
    3.6   Place of Meetings; Meetings by Telephone.....................   C-9
    3.7   First Meetings...............................................   C-9
    3.8   Regular Meetings.............................................  C-10
    3.9   Special Meetings; Notice.....................................  C-10
    3.10  Quorum.......................................................  C-10
    3.11  Waiver of Notice.............................................  C-10
    3.12  Adjournment..................................................  C-10
    3.13  Notice of Adjournment........................................  C-10
    3.14  Board Action by Written Consent Without a Meeting............  C-11
    3.15  Fees and Compensation of Directors...........................  C-11
    3.16  Approval of Loans to Officers................................  C-11
    3.17  Sole Director Provided by Certificate of Incorporation.......  C-11
 ARTICLE IV--COMMITTEES................................................. C-11
    4.1   Committees of Directors......................................  C-11
    4.2   Meetings and Actions of Committees...........................  C-12
    4.3   Committee Minutes............................................  C-12

                                                                            PAGE
                                                                            ----
 ARTICLE V--OFFICERS....................................................... C-12
    5.1   Officers........................................................  C-12
    5.2   Election of Officers............................................  C-12
    5.3   Subordinate Officers............................................  C-12
    5.4   Removal and Resignation of Officers.............................  C-13
    5.5   Vacancies in Offices............................................  C-13
    5.6   Chairman of the Board...........................................  C-13
    5.7   Chief Executive Officer and President...........................  C-13
    5.8   Vice Presidents.................................................  C-13
    5.9   Secretary.......................................................  C-13
    5.10  Chief Financial Officer.........................................  C-14
    5.11  Assistant Secretary.............................................  C-14
    5.12  Administrative Officers.........................................  C-14
    5.13  Authority and Duties of Officers................................  C-15
 ARTICLE VI--INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER
             AGENTS........................................................ C-15
    6.1   Indemnification of Directors and Officers.......................  C-15
    6.2   Indemnification of Others.......................................  C-15
    6.3   Insurance.......................................................  C-16
 ARTICLE VII--RECORDS AND REPORTS.......................................... C-16
    7.1   Maintenance and Inspection of Records...........................  C-16
    7.2   Inspection by Directors.........................................  C-16
    7.3   Annual Statement to Stockholders................................  C-16
    7.4   Representation of Shares of Other Corporations..................  C-16
    7.5   Certification and Inspection of Bylaws..........................  C-17
 ARTICLE VIII--GENERAL MATTERS............................................. C-17
    8.1   Record Date for Purposes Other Than Notice and Voting...........  C-17
    8.2   Checks; Drafts; Evidences of Indebtedness.......................  C-17
    8.3   Corporate Contracts and Instruments: How Executed...............  C-17
    8.4   Stock Certificates; Transfer; Partly Paid Shares................  C-17
    8.5   Special Designation on Certificates.............................  C-18
    8.6   Lost Certificates...............................................  C-18
    8.7   Transfer Agents and Registrars..................................  C-18
    8.8   Construction; Definitions.......................................  C-19
 ARTICLE IX--AMENDMENTS.................................................... C-19

                                   BYLAWS OF
                      OBJECTIVE SYSTEMS INTEGRATORS, INC.
                           (A DELAWARE CORPORATION)

                                   ARTICLE I

                               CORPORATE OFFICES

1.1 Registered Office

  The registered office of the corporation shall be fixed in the certificate of incorporation of the corporation.

1.2 Other Offices

  The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

                                  ARTICLE II

                           MEETINGS OF STOCKHOLDERS

2.1 Place of Meetings

  Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

2.2 Annual Meeting

  The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. At the meeting, directors shall be elected, and any other proper business may be transacted.

  At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty (120) calendar days in advance of the estimated mailing date for the proxy statement relating to the corporation's next annual meeting as specified in the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty
(30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph. The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph, and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

  Only persons who are nominated in accordance with the procedures set forth in this paragraph shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote in the election of Directors at the meeting who complies with the notice procedures set forth in this paragraph. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of the prior paragraph of this Section 2.2. Such stockholder's notice shall set forth
(i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a Director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a Director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to the preceding paragraph of this Section 2.2. At the request of the Board of Directors, any person nominated by a stockholder for election as a Director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a Director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrants, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

2.3 Special Meeting

  A special meeting of the stockholders may be called at any time by the board of directors.

2.4 Notice of Stockholders' Meetings

  All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.5 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

2.5 Advance Notice of Stockholder Nominees and Stockholder Business

  To be properly brought before an annual meeting or special meeting, nominations for the election of directors or other business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors or (c) otherwise properly brought before the meeting by a stockholder.

2.6 Manner of Giving Notice; Affidavit of Notice

  Written notice of any meeting of stockholders shall be given either personally or by first-class mail or by telegraphic or other written communication. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

  An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

2.7 Quorum

  The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting in accordance with Section 2.7 of these bylaws.

  When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the certificate of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

  If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting the quorum.

2.8 Adjourned Meeting; Notice

  When a meeting is adjourned to another time and place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.9 Voting

  The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting agreements).


  Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to as many votes as shall equal the number of votes which such stockholder would be entitled to cast for the election of directors with respect to his or her shares of stock multiplied by the number of directors to be elected and may cast all such votes for any director or for any two or more of them as such stockholder may see fit.

2.10 Stockholder Action by Written Consent

  The stockholders of the corporation may not take action by written consent without a meeting. Any such actions must be taken at a duly called annual or special meeting.

2.11 Record Date for Stockholder Notice; Voting

  For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date.

  If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

  The record date for any other purpose shall be as provided in Section 8.1 of these bylaws.

2.12 Proxies

  Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after 11 months from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, telefacsimile or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

2.13 Organization

  The president, or in the absence of the president, the chairman of the board, shall call the meeting of the stockholders to order, and shall act as chairman of the meeting. In the absence of the president, the chairman of the board, and all of the vice presidents, the stockholders shall appoint a chairman for such meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. The secretary of the corporation shall act as secretary of all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.14 List of Stockholders Entitled to Vote

  The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                                  ARTICLE III

                                   DIRECTORS

3.1 Powers

  Subject to the provisions of the General Corporation Law of Delaware and to any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

3.2 Number of Directors

  The board of directors shall consist of six (6) members. The number of directors may be changed by an amendment to this bylaw, duly adopted by the board of directors or by the stockholders, or by a duly adopted amendment to the certificate of incorporation.

3.3 Election and Term of Office of Directors

  Except as provided in Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

3.4 Resignation and Vacancies

  Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

  Vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director. Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

  Unless otherwise provided in the certificate of incorporation or these bylaws:

    (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

    (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

    (iii) A vacancy created by the removal of a director may be filled by a majority of directors then in office or the shareholders.

  If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

  If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

3.5 Removal of Directors

  Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that, if and so long as stockholders of the corporation are entitled to cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors.

  For purposes of the foregoing paragraph, "cause" shall mean (i) continued willful failure to perform the obligations of a director, (ii) gross negligence by the director, (iii) engaging in transactions that defraud the corporation, (iv) fraud or intentional misrepresentation, including falsifying use of funds and intentional misstatements made in financial statements, books, records or reports to stockholders or governmental agencies, (v) material violation of any agreement between the director and the corporation,
(vi) knowingly causing the corporation to commit violations of applicable law (including by failure to act), (vii) acts of moral turpitude or (viii) conviction of a felony.

  No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

3.6 Place of Meetings; Meetings by Telephone

  Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

  Any meeting of the board, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such participating directors shall be deemed to be present in person at the meeting.

  3.7 First Meetings

  The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

  3.8 Regular Meetings

  Regular meetings of the board of directors may be held without notice at such time as shall from time to time be determined by the board of directors. If any regular meeting day shall fall on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day.

  3.9 Special Meetings; Notice

  Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors.

  Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, telecopy or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone, telecopy or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

  3.10 Quorum

  A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.12 of these bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the certificate of incorporation and applicable law.

  A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the quorum for that meeting.

  3.11 Waiver of Notice

  Notice of a meeting need not be given to any director (i) who signs a waiver of notice, whether before or after the meeting, or (ii) who attends the meeting other than for the express purposed of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. All such waivers shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

  3.12 Adjournment

  A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting of the board to another time and place.

  3.13 Notice of Adjournment

  Notice of the time and place of holding an adjourned meeting of the board need not be given unless the meeting is adjourned for more than twenty-four
(24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section
3.9 of these bylaws, to the directors who were not present at the time of the adjournment.

  3.14 Board Action by Written Consent Without a Meeting

  Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board of directors.

  3.15 Fees and Compensation of Directors

  Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.15 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

  3.16 Approval of Loans to Officers

  The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or any of its subsidiaries, including any officer or employee who is a director of the corporation or any of its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

  3.17 Sole Director Provided by Certificate of Incorporation

  In the event only one director is required by these bylaws or the certificate of incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the directors shall be deemed to refer to such notice, waiver, etc., by such sole director, who shall have all the rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described as given to the board of directors.

                                  ARTICLE IV

                                  COMMITTEES

  4.1 Committees of Directors

  The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have and may exercise all the powers and authority of the board, but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation),
(ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution or (v) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to
Section 253 of the General Corporation Law of Delaware.

  4.2 Meetings and Action Committees

  Meetings and actions of committees shall be governed by, and held and taken in accordance with, the following provisions of Article III of these bylaws:
Section 3.6 (place of meetings; meetings by telephone), Section 3.8 (regular meetings), Section 3.9 (special meetings; notice), Section 3.10 (quorum),
Section 3.11 (waiver of notice), Section 3.12 (adjournment), Section 3.13 (notice of adjournment) and Section 3.14 (board action by written consent without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

  4.3 Committee Minutes

  Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                                   ARTICLE V

                                   OFFICERS

  5.1 Officers

  The Corporate Officers of the corporation shall be a chief executive officer and president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents (however denominated), one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

  In addition to the Corporate Officers of the Company described above, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation in accordance with the provisions of Section 5.12 of these bylaws.

  5.2 Election of Officers

  The Corporate Officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these bylaws, shall be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment, and shall hold their respective offices for such terms as the board of directors may from time to time determine.

  5.3 Subordinate Officers

  The board of directors may appoint, or may empower the president to appoint, such other Corporate Officers as the business of the corporation may require, each of whom shall hold office for such period, have such power and authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

  The president may from time to time designate and appoint Administrative Officers of the corporation in accordance with the provisions of Section 5.12 of these bylaws.

  5.4 Removal and Resignation of Officers

  Subject to the rights, if any, of a Corporate Officer under any contract of employment, any Corporate Officer may be removed, either with or without cause, by the board of directors at any regular or special meeting of the board or, except in case of a Corporate Officer chosen by the board of directors, by any Corporate Officer upon whom such power of removal may be conferred by the board of directors.

  Any Corporate Officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the Corporate Officer is a party.

  Any Administrative Officer designated and appointed by the president may be removed, either with or without cause, at any time by the president. Any Administrative Officer may resign at any time by giving written notice to the president or to the secretary of the corporation.

  5.5 Vacancies in Offices

  A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

  5.6 Chairman of the Board

  The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise such other powers and perform such other duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in
Section 5.7 of these bylaws.

  5.7 Chief Executive Officer and President

  Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

  5.8 Vice Presidents

  In the absence or disability of the president, and if there is no chairman of the board, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board.

  5.9 Secretary

  The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of the board of directors, committees of directors and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof.

  The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares and the number and date of cancellation of every certificate surrendered for cancellation.

  The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. He or she shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

5.10 Chief Financial Officer

  The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director for a purpose reasonably related to his position as a director.

  The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He or she shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

5.11 Assistant Secretary

  The assistant secretary, if any, or, if there is more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

5.12 Administrative Officers

  In addition to the Corporate Officers of the corporation as provided in
Section 5.1 of these bylaws and such subordinate Corporate Officers as may be appointed in accordance with Section 5.3 of these bylaws, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation. Administrative Officers shall perform such duties and have such powers as from time to time may be determined by the president or the board of directors in order to assist the Corporate Officers in the furtherance of their duties. In the performance of such duties and the exercise of such powers, however, such Administrative Officers shall have limited authority to act on behalf of the corporation as the board of directors shall establish, including but not limited to limitations on the dollar amount and on the scope of agreements or commitments that may be made by such Administrative Officers on behalf of the corporation, which limitations may not be exceeded by such individuals or altered by the president without further approval by the board of directors.

5.13 Authority and Duties of Officers

  In addition to the foregoing powers, authority and duties, all officers of the corporation shall respectively have such authority and powers and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors.

                                  ARTICLE VI

               INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES
                               AND OTHER AGENTS

6.1 Indemnification of Directors and Officers

  The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.


  The corporation shall be required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the board of directors of the corporation.

  The corporation shall pay the expenses (including attorney's fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this
Section 6.1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director or officer is not entitled to be indemnified under this Section 6.1 or otherwise.

  The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation's Certificate of Incorporation, these bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.

  Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

6.2 Indemnification of Others

  The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.3 Insurance

  The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

                                  ARTICLE VII

                              RECORDS AND REPORTS

7.1 Maintenance and Inspection of Records

  The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records of its business and properties.

  Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

7.2 Inspection by Directors

  Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.

7.3 Annual Statement to Stockholders

  The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

7.4 Representation of Shares of Other Corporations

  The chairman of the board, if any, the president, any vice president, the chief financial officer, the secretary or any assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of the stock of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

7.5 Certification and Inspection of Bylaws

  The original or a copy of these bylaws, as amended or otherwise altered to date, certified by the secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours.

                                 ARTICLE VIII

                                GENERAL MATTERS

8.1 Record Date for Purposes Other Than Notice and Voting

  For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted and which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided by law.

  If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the applicable resolution.

8.2 Checks; Drafts; Evidences of Indebtedness

  From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

8.3 Corporate Contracts and Instruments: How Executed

  The board of directors, except as otherwise provided in these bylaws, may authorize and empower any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such power and authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.4 Stock Certificates; Transfer; Partly Paid Shares

  The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

  Certificates for shares shall be of such form and device as the board of directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a summary statement or reference to the powers, designations, preferences or other special rights of such stock and the qualifications, limitations or restrictions of such preferences and/or rights, if any; a statement or summary of liens, if any; a conspicuous notice of restrictions upon transfer or registration of transfer, if any; a statement as to any applicable voting trust agreement; if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

  Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

  The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

8.5 Special Designation on Certificates

  If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

8.6 Lost Certificates

  Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require; the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

8.7 Transfer Agents and Registrars

  The board of directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, each of which shall be an incorporated bank or trust company--either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the board of directors may designate.

8.8 Construction; Definitions

  Unless the context requires otherwise, the general provisions, rules of construction and definitions in the General Corporation Law of Delaware shall govern the construction of these bylaws. Without limiting the generality of this provision, as used in these bylaws, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both an entity and a natural person.

                                  ARTICLE IX

                                  AMENDMENTS

  The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

  Whenever an amendment or new bylaw is adopted, it shall be copied in the book of bylaws with the original bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.

                                                                     APPENDIX D

                      OBJECTIVE SYSTEMS INTEGRATORS, INC.

                           INDEMNIFICATION AGREEMENT

  This Indemnification Agreement ("Agreement") is effective as of      , 1996
by and between Objective Systems Integrators, Inc., a Delaware corporation (the "Company"), and ("Indemnitee").

  WHEREAS, effective as of the date hereof, Objective Systems Integrators, Inc., a California corporation, is reincorporating into Delaware;

  WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and its related entities;

  WHEREAS, in order to induce Indemnitee to continue to provide services to the Company, the Company wishes to provide for the indemnification of, and the advancement of expenses to, Indemnitee to the maximum extent permitted by law;

  WHEREAS, the Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for the Company's directors, officers, employees, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

  WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited; and

  WHEREAS, in connection with the Company's reincorporation, the Company and Indemnitee desire to continue to have in place the additional protection provided by an indemnification agreement to provide indemnification and advancement of expenses to the Indemnitee to the maximum extent permitted by Delaware law;

  WHEREAS, in view of the considerations set forth above, the Company desires that Indemnitee shall be indemnified and advanced expenses by the Company as set forth herein;

  NOW, THEREFORE, the Company and Indemnitee hereby agree as set forth below.

1. Certain Definitions.

  (a) "Change in Control" shall mean, and shall be deemed to have occurred if, on or after the date of this Agreement, (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) or group acting in concert, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company's then outstanding Voting Securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company's assets.

  (b) "Claim" shall mean with respect to a Covered Event: any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other.

  (c) References to the "Company" shall include, in addition to Objective Systems Integrators, Inc., any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which Objective Systems Integrators, Inc. (or any of its wholly owned subsidiaries) is a party which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

  (d) "Covered Event" shall mean any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity.

  (e) "Expenses" shall mean any and all expenses (including attorneys' fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, to be a witness in or to participate in, any action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of any Claim and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement.

  (f) "Expense Advance" shall mean a payment to Indemnitee pursuant to Section 3 of Expenses in advance of the settlement of or final judgement in any action, suit, proceeding or alternative dispute resolution mechanism, hearing, inquiry or investigation which constitutes a Claim.

  (g) "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 2(d) hereof, who shall not have otherwise performed services for the Company or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other Indemnitees under similar indemnity agreements).

  (h) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

  (i) "Reviewing Party" shall mean, subject to the provisions of Section 2(d), any person or body appointed by the Board of Directors in accordance with applicable law to review the Company's obligations hereunder and under applicable law, which may include a member or members of the Company's Board of Directors, Independent Legal Counsel or any other person or body not a party to the particular Claim for which Indemnitee is seeking indemnification.

  (j) "Section" refers to a section of this Agreement unless otherwise indicated.

  (k) "Voting Securities" shall mean any securities of the Company that vote generally in the election of directors.

2. Indemnification.

  (a) Indemnification of Expenses. Subject to the provisions of Section 2(b) below, the Company shall indemnify Indemnitee for Expenses to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any Claim (whether by reason of or arising in part out of a Covered Event), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses.

  (b) Review of Indemnification Obligations. Notwithstanding the foregoing, in the event any Reviewing Party shall have determined (in a written opinion, in any case in which Independent Legal Counsel is the Reviewing Party) that Indemnitee is not entitled to be indemnified hereunder under applicable law,
(i) the Company shall have no further obligation under Section 2(a) to make any payments to Indemnitee not made prior to such determination by such Reviewing Party, and (ii) the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all Expenses theretofore paid to Indemnitee to which Indemnitee is not entitled hereunder under applicable law; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee is entitled to be indemnified hereunder under applicable law, any determination made by any Reviewing Party that Indemnitee is not entitled to be indemnified hereunder under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expenses theretofore paid in indemnifying Indemnitee until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for any Expenses shall be unsecured and no interest shall be charged thereon.

  (c) Indemnitee Rights on Unfavorable Determination; Binding Effect. If any Reviewing Party determines that Indemnitee substantively is not entitled to be indemnified hereunder in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by such Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and, subject to the provisions of Section 15, the Company hereby consents to service of process and to appear in any such proceeding. Absent such litigation, any determination by any Reviewing Party shall be conclusive and binding on the Company and Indemnitee.

  (d) Selection of Reviewing Party; Change in Control. If there has not been a Change in Control, any Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), any Reviewing Party with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnification of Expenses under this Agreement or any other agreement or under the Company's Certificate of Incorporation or Bylaws as now or hereafter in effect, or under any other applicable law, if desired by Indemnitee, shall be Independent Legal Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be entitled to be indemnified hereunder under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the

Independent Legal Counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto. Notwithstanding any other provision of this Agreement, the Company shall not be required to pay Expenses of more than one Independent Legal Counsel in connection with all matters concerning a single Indemnitee, and such Independent Legal Counsel shall be the Independent Legal Counsel for any or all other Indemnitees unless (i) the employment of separate counsel by one or more Indemnitees has been previously authorized by the Company in writing, or (ii) an Indemnitee shall have provided to the Company a written statement that such Indemnitee has reasonably concluded that there may be a conflict of interest between such Indemnitee and the other Indemnitees with respect to the matters arising under this Agreement.

  (e) Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement other than Section 10 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any Claim, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

3. Expense Advances.

  (a) Obligation to Make Expense Advances. Upon receipt of a written undertaking by or on behalf of the Indemnitee to repay such amounts if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified therefore by the Company hereunder under applicable law, the Company shall make Expense Advances to Indemnitee.

  (b) Form of Undertaking. Any obligation to repay any Expense Advances hereunder pursuant to a written undertaking by the Indemnitee shall be unsecured and no interest shall be charged thereon.

  (c) Determination of Reasonable Expense Advances. The parties agree that for the purposes of any Expense Advance for which Indemnitee has made written demand to the Company in accordance with this Agreement, all Expenses included in such Expense Advance that are certified by affidavit of Indemnitee's counsel as being reasonable shall be presumed conclusively to be reasonable.

4. Procedures for Indemnification and Expense Advances.

  (a) Timing of Payments. All payments of Expenses (including without limitation Expense Advances) by the Company to the Indemnitee pursuant to this Agreement shall be made to the fullest extent permitted by law as soon as practicable after written demand by Indemnitee therefor is presented to the Company, but in no event later than thirty (30) business days after such written demand by Indemnitee is presented to the Company, except in the case of Expense Advances, which shall be made no later than ten (10) business days after such written demand by Indemnitee is presented to the Company.

  (b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified or Indemnitee's right to receive Expense Advances under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

  (c) No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by this Agreement or applicable law. In addition, neither the failure of any Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by any Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under this Agreement under applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by any Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder under applicable law, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

  (d) Notice to Insurers. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 4(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Claim in accordance with the terms of such policies.

  (e) Selection of Counsel. In the event the Company shall be obligated hereunder to provide indemnification for or make any Expense Advances with respect to the Expenses of any Claim, the Company, if appropriate, shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee (which approval shall not be unreasonably withheld) upon the delivery to Indemnitee of written notice of the Company's election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees or expenses of separate counsel subsequently retained by or on behalf of Indemnitee with respect to the same Claim; provided that, (i) Indemnitee shall have the right to employ Indemnitee's separate counsel in any such Claim at Indemnitee's expense and
(ii) if (A) the employment of separate counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee's separate counsel shall be Expenses for which Indemnitee may receive indemnification or Expense Advances hereunder.

  5. Additional Indemnification Rights; Nonexclusivity.

  (a) Scope. The Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 10(a) hereof.

  (b) Nonexclusivity. The indemnification and the payment of Expense Advances provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any other agreement, any vote of stockholders or disinterested directors, the General Corporation Law of the State of Delaware, or otherwise. The indemnification and the payment of Expense Advances provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though subsequent thereto Indemnitee may have ceased to serve in such capacity.

  6. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, provision of the Company's Certificate of Incorporation, Bylaws or otherwise) of the amounts otherwise payable hereunder.

  7. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

  8. Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

  9. Liability Insurance. To the extent the Company maintains liability insurance applicable to directors, officers, employees, agents or fiduciaries, Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are provided to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, agents or fiduciaries, if Indemnitee is not an officer or director but is a key employee, agent or fiduciary.

  10. Exceptions. Notwithstanding any other provision of this Agreement, the Company shall not be obligated pursuant to the terms of this Agreement:

    (a) Excluded Action or Omissions. To indemnify or make Expense Advances to Indemnitee with respect to Claims arising out of acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under applicable law.

    (b) Claims Initiated by Indemnitee. To indemnify or make Expense Advances to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, counterclaim or crossclaim, except
  (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's Certificate of Incorporation or Bylaws now or hereafter in effect relating to Claims for Covered Events,
  (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under
  Section 145 of the Delaware General Corporation Law, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, Expense Advances, or insurance recovery, as the case may be.

    (c) Lack of Good Faith. To indemnify Indemnitee for any Expenses incurred by the Indemnitee with respect to any action instituted (i) by Indemnitee to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material assertions made by the Indemnitee as a basis for such action was not made in good faith or was frivolous, or (ii) by or in the name of the Company to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous.

    (d) Claims Under Section 16(b). To indemnify Indemnitee for Expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

  11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

  12. Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect, and whether by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary (as applicable) of the Company or of any other enterprise at the Company's request.

  13. Expenses Incurred in Action Relating to Enforcement or
Interpretation. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee with respect to such action (including without limitation attorneys' fees), regardless of whether Indemnitee is ultimately successful in such action, unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee in defense of such action (including without limitation costs and expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action.

  14. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

  15. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and signed for by the party addressed, on the date of such delivery, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

  16. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the Court of Chancery of the State of Delaware in and for New Castle County, which shall be the exclusive and only proper forum for adjudicating such a claim.

  17. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including without limitation each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

  18. Choice of Law. This Agreement, and all rights, remedies, liabilities, powers and duties of the parties to this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware as applied to contracts between Delaware residents entered into and to be performed entirely in the State of Delaware without regard to principles of conflicts of laws.

  19. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

  20. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

  21. Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

  22. No Construction as Employment Agreement. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries or affiliated entities.

  IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.

Objective Systems Integrators, Inc.


By: _________________________________

Print Name: _________________________

Title: ______________________________

Address:
      100 Blue Ravine Rd.
      Folsom, California 95630

                                          Agreed to and Accepted

                                          Indemnitee:


                                          _____________________________________
                                            (signature)

                                          Print Name: _________________________

                                          Address: ____________________________

                                                                       EXHIBIT A
                      OBJECTIVE SYSTEMS INTEGRATORS, INC.

                             1994 STOCK OPTION PLAN
                     (AS AMENDED THROUGH NOVEMBER 14, 1996)


     1.   Purposes of the Plan.  The purposes of this Stock Option Plan are to
          --------------------
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

     2.  Definitions.  As used herein, the following definitions shall apply:
         -----------

         (a)  "Administrator" means the Board or any of its Committees
               -------------
appointed pursuant to Section 4 of the Plan.

         (b)  "Board" means the Board of Directors of the Company.
               -----

         (c)  "Code" means the Internal Revenue Code of 1986, as amended.
               ----

         (d)  "Committee"  means a Committee appointed by the Board of
               ---------
Directors in accordance with Section 4 of the Plan.

         (e)  "Common Stock" means the Common Stock of the Company.
               ------------

         (f)  "Company" means Objective Systems Integrators, Inc., a California
               -------
corporation.

         (g)  "Consultant" means any person who is engaged by the Company or any
               ----------
Parent or Subsidiary to render consulting or advisory services and is compensated for such services, and any director of the Company whether compensated for such services or not. If and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

         (h)   "Continuous Status as an Employee or Consultant" means that the
                ----------------------------------------------
employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

         (i)  "Employee" means any person, including Officers and directors,
               --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

         (j)  "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

         (k)  "Fair Market Value" means, as of any date, the value of Common
               -----------------
Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or
                                                   -----------------------
such other source as the Administrator deems reliable;

              (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, or;

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

         (l)  "Incentive Stock Option" means an Option intended to qualify as an
               ----------------------
incentive stock option within the meaning of Section 422 of the Code.

         (m)  "Nonstatutory Stock Option" means an Option not intended to
               -------------------------
qualify as an Incentive Stock Option.

         (n)  "Officer" means a person who is an officer of the Company within
               -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (o)  "Option" means a stock option granted pursuant to the Plan.
               ------

         (p)  "Optioned Stock" means the Common Stock subject to an Option.
               --------------

         (q)  "Optionee" means an Employee or Consultant who receives an Option.
               --------

         (r)  "Parent" means a "parent corporation", whether now or hereafter
               ------
existing, as defined in Section 424(e) of the Code.

         (s)  "Plan" means this 1994 Stock Option Plan.
               ----

         (t)  "Share" means a share of the Common Stock, as adjusted in
               -----
accordance with Section 11 below.

         (u)  "Subsidiary" means a "subsidiary corporation", whether now or
               ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.  Stock Subject to the Plan.  Subject to the provisions of Section 11 of
         -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 4,434,830 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided,
                                                               --------
however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

     4.  Administration of the Plan.
         --------------------------

         (a)  Initial Plan Procedure.  Prior to the date, if any, upon which the
              ----------------------
Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a committee appointed by the Board.

         (b)  Plan Procedure after the Date, if any, upon Which the Company
              -------------------------------------------------------------
becomes Subject to the Exchange Act.
-----------------------------------

              (i)  Administration with Respect to Directors and Officers.
                   -----------------------------------------------------
With respect to grants of Options to Employees who are also Officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

              (ii)   Multiple Administrative Bodies.  If permitted by Rule
                     ------------------------------
16b-3, the Plan may be administered by different bodies with respect to directors, non-director Officers and Employees who are neither directors nor Officers.

              (iii)  Administration With Respect to Consultants and Other
                     ----------------------------------------------------
Employees. With respect to grants of Options to Employees or Consultants who are
---------
neither directors nor Officers of the Company, the Plan shall be administered by
(A) the Board or (B) a committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of California corporate and securities laws, of the Code, and of any applicable stock exchange (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

         (c)  Powers of the Administrator.  Subject to the provisions of the
              ---------------------------
Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority, in its discretion:

              (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

              (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

              (iii) to determine whether and to what extent Options are granted hereunder;

              (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

              (v)    to approve forms of agreement for use under the Plan;

              (vi) to determine the terms and conditions of any award granted hereunder;

              (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

              (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted; and

              (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

         (d)  Effect of Administrator's Decision.  All decisions,
              ----------------------------------
determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5.  Eligibility.
         -----------

         (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

         (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market
Value:

              (i) of Shares subject to an Optionee's Incentive Stock Options granted by the Company, any Parent or Subsidiary, which

              (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (c) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

         (d) Upon the Company or a successor corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act or upon the Plan being assumed by a corporation having a class of common equity securities required to be registered under Section 12 of the Exchange Act, the following limitations shall apply to grants of Options to
Employees:

              (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 1,375,000 Shares.

              (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 11.

              (iii) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the cancelled Option will be counted against the limit set forth in Section 5. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     6.  Term of Plan.  The Plan shall become effective upon the earlier to
         ------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company, as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 13 of the Plan.

     7.  Term of Option.  The term of each Option shall be the term stated in
         --------------
the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.  Option Exercise Price and Consideration.
         ---------------------------------------

         (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

              (i)  In the case of an Incentive Stock Option

                   (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                   (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (ii)  In the case of a Nonstatutory Stock Option

                   (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                   (B) granted to any person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

         (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.  Exercise of Option.
         ------------------

         (a)  Procedure for Exercise; Rights as a Shareholder. Any Option
              -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan, but in no case at a rate of less than 20% per year over five (5) years from the date the Option is granted.

         An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

         Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b)  Termination of Employment or Consulting Relationship.  In the
              ----------------------------------------------------
event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company (but not in the event of an Optionee's change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status) or from Consultant to Employee), such Optionee may, but only within such period of time as is determined by the Administrator, of at least thirty (30) days, with such determination in the case of an Incentive Stock Option not exceeding three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

         (c)  Disability of Optionee.  In the event of termination of an
              ----------------------
Optionee's consulting relationship or Continuous Status as an Employee as a result of his or her disability, Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (d)  Death of Optionee.  In the event of the death of an Optionee, the
              -----------------
Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (e)  Rule 16b-3.  Options granted to persons subject to Section 16(b)
              ----------
of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         (f)  Buyout Provisions.  The Administrator may at any time offer to
              -----------------
buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

    10.  Non-Transferability of Options.  Options may not be sold, pledged,
         ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

    11.  Adjustments Upon Changes in Capitalization or Merger.
         ----------------------------------------------------

         (a)  Changes in Capitalization.  Subject to any required action by the
              -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         (b)  Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

         (c)  Merger.  In the event of a merger of the Company with or into
              ------
another corporation, the Option may be assumed or an equivalent option may be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If, in such event, the Option is not assumed or substituted, the Option shall terminate as of the date of the closing of the merger. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option for each Share of Optioned Stock subject to the Option to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger.

    12.  Time of Granting Options.  The date of grant of an Option shall, for
         ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

    13.  Amendment and Termination of the Plan.
         -------------------------------------

         (a)  Amendment and Termination.  The Board may at any time amend,
              -------------------------
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

         (b)  Effect of Amendment or Termination.  Any such amendment or
              ----------------------------------
termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

    14.  Conditions Upon Issuance of Shares.  Shares shall not be issued
         ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

    15.  Reservation of Shares.  The Company, during the term of this Plan,
         ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    16.  Agreements.  Options shall be evidenced by written agreements in such
         ----------
form as the Board shall approve from time to time.

    17.  Shareholder Approval.  Continuance of the Plan shall be subject to
         --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

    18.  Information to Optionees and Purchasers.  The Company shall provide to
         ---------------------------------------
each Optionee, not less frequently than annually, copies of annual financial statements. The Company shall also provide such statements to each individual who acquires Shares pursuant to the Plan while such individual owns such Shares. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

                                                              PRELIMINARY COPIES
                                                           FILED OCTOBER 3, 1996
--------------------------------------------------------------------------------

PROXY                                                                      PROXY
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                     OBJECTIVE SYSTEMS INTEGRATORS, INC.

                     1996 ANNUAL MEETING OF SHAREHOLDERS

                              NOVEMBER 14, 1996

  The undersigned shareholder of OBJECTIVE SYSTEMS INTEGRATORS, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated October 18, 1996, and hereby appoints Joseph T. Ambrozy and David M. Allen, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1996 Annual Meeting of Shareholders of OBJECTIVE SYSTEMS INTEGRATORS, INC. to be held on November 14, 1996, at 10:00 a.m. local time, at the Sheraton Hotel, 11211 Point East Drive, Rancho Cordova, California 95670, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

  THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT TO THE 1994 STOCK OPTION PLAN, FOR THE REINCORPORATION OF THE COMPANY INTO DELAWARE, FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OF THE MEETING (INCLUDING WITHOUT LIMITATION, FOR SOLICITING ADDITIONAL VOTES TO APPROVE THE REINCORPORATION).

                                      (Continued and to be signed on other side)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                            FOLD AND DETACH HERE

--------------------------------------------------------------------------------
                                                                   Please mark
                                                              [ X ] your votes
                                                                   as indicated
                                 WITHHELD
1. Election of Directors:  FOR   FOR ALL
                           [  ]    [  ]

   IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

   Tom L. Johnson, Richard G. Vento,
   Joseph T. Ambrozy, George F. Schmitt,
   Jonathan B. Shantz, Kornel Terplan.


2. Amendment of 1994 Stock Option Plan to increase     FOR    AGAINST   ABSTAIN
   the number of shares reserved for grant thereunder: [  ]    [  ]      [  ]


3. Reincorporation of the Company as a Delaware        FOR    AGAINST   ABSTAIN
   corporation:                                        [  ]    [  ]      [  ]


4. Proposal to ratify the appointment of               FOR    AGAINST   ABSTAIN
   Deloitte & Touche llp as the                        [  ]    [  ]      [  ]
   independent auditors of the Company for the fiscal period ending June 30, 1997:

                                            and, in their discretion, upon such
                                            other matter or matters which may
                                            properly come before the meeting
                                            or any adjournment or adjournments
                                            thereof.



Signature(s) ___________________________   Date _______________________________
(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                            FOLD AND DETACH HERE